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                            BROCADE / HP CONFIDENTIAL

                                                                   EXHIBIT 10.41

                             OEM PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             HEWLETT-PACKARD COMPANY

                                       AND

                      BROCADE COMMUNICATIONS SYSTEMS, INC.




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                            BROCADE / HP CONFIDENTIAL


                             OEM PURCHASE AGREEMENT

        THIS AGREEMENT (the "Agreement") is entered into between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, CH-1205 Geneva, Switzerland, (collectively "Supplier") ("Supplier"), effective as of April 20, 2001, (the "Effective Date"). The parties hereby agree as follows:

1.      SCOPE OF AGREEMENT

        1.1 General. This Agreement specifies the terms and conditions under which Supplier will sell, license, and support the OEM Products listed in Exhibit (A) to this Agreement. The OEM Products are regarded as "Original Equipment Manufacturer" products that will either be sold separately or incorporated into HP Products for resale worldwide under HP's private label or, at HP's sole election, under Supplier's label, as set forth herein. The OEM Products and the HP Products will be marketed, serviced, and supported by HP's field organization and channel partners, subject to the marketing, service, and support obligations of Supplier pursuant to this Agreement.

        1.2 Eligible Purchasers. This Agreement enables HP, HP Subsidiaries, and [*] to purchase OEM Products from Supplier under the terms of this Agreement or any subsequent Product Addendum. The terms and conditions of this Agreement will control and take precedence over any conflicting terms in a Product Addendum unless a Product Addendum specifically refers to and amends a term of this Agreement.

        1.3 Term Of Agreement. This Agreement will commence as of the Effective Date and continue for a two-year period (the "Term"), unless terminated earlier under the terms of this Agreement. After the initial Term, this Agreement will continue automatically for additional one-year periods. This Agreement may be terminated at the end of the initial Term or at the end of any subsequent renewal period if one party provides the other at least [*] prior written notice of its intent to terminate.


2.      DEFINITIONS

The following capitalized terms will have these meanings throughout this
Agreement:

        2.1     "Days" means business days.

        2.2 "Delivery Date" means the date specified in an Order for the delivery of OEM Products by Supplier to the destination required under the Order.

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        2.3     "Documentation" means the user and technical manuals and other documentation that Supplier will make available with the OEM Products.

        2.4 "Eligible Purchasers" mean those parties authorized to purchase OEM Products under this Agreement as listed in Exhibit B attached hereto.

        2.5 "E-Room" means that secure, password-protected web application accessible by Supplier and HP that indicates [*] of OEM Products between Supplier and HP under this Agreement.

        2.6 "Failure" means an instance where the OEM Product does not conform to specifications in Exhibit (A) or contains a defect in workmanship, materials, or design that prevents the OEM Product from fully performing as set forth in Exhibit A.

        2.7 "Forecast" means HP's estimate, submitted to Supplier in writing, of its stocking requirements for OEM Products (including, without limitation, Parts) over a [*] period or such other period designated by the parties.

        2.8 " [*] " means HP's [*] and purchase of OEM Products from an [*] to [*] inventory and the event upon which title to such units passes to HP. [*] of OEM Product unit(s) is confirmed upon [*] to the [*] of [*] movement-type transaction indicating such unit [*].

        2.9 "HP Products" means those products or systems that will incorporate or be distributed in conjunction with the OEM Products and that will be marketed and sold to end-user customers by HP and its distributors.

        2.10 "HP Property" means all property, including without limitation, models, tools, equipment, copies of designs and documentation and other materials that may be furnished to Supplier by HP or on HP's behalf or separately paid for by HP for use by Supplier in connection with this Agreement.

        2.11 "Intellectual Property Rights" means all rights in patents, copyrights, moral rights, trade secrets, mask works, Marks, and other similar rights.

        2.12 "Lead Time" means the time between the date an Order is received by Supplier and the Delivery Date.

        2.13 "Marks" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs, or other marks identifying a party or its products.

        2.14 "Noncomplying Product" means any OEM Product received by HP that does not comply with the [*] as set forth in Exhibit (A) or does not otherwise comply with the requirements of an accepted Order as set forth in Section 3.1 herein, and the provisions of this Agreement. Noncomplying Products include, without limitation, dead-on-arrival products.


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        2.15    "OEM Products" means the products listed in Exhibit (A), all related Documentation, Software licenses and media, Parts, and other deliverables provided pursuant to this Agreement.

        2.16 "Orders" means a written or electronic purchase order or release issued by HP to Supplier for purchase of the OEM Products.

        2.17 "Parts" means the replacement parts (FRUs), components, consumables, or other products that are to be supplied under this Agreement or that may be supplied in conjunction with or as additions to the OEM Products.

        2.18 "Product Addendum" means an addendum to this Agreement entered into between Supplier and an Eligible Purchaser naming additional OEM Products and product specific requirements in addition to those requirements specified in this Agreement.

        2.19 "Shipment Date" means the date confirmed to HP by Supplier regarding a particular Order for the shipment of OEM Products by Supplier to the destination required under the Order.

        2.20 " [*] " means those [*] as listed in Exhibit (B) to which Supplier shall deliver OEM Products as ordered by HP under this Agreement and more particularly in Exhibit (J) attached hereto.

        2.21 "Software" means any software or firmware included, bundled, or licensed in conjunction with the OEM Products, as listed in Exhibit A. The Software described herein is licensed and not sold.

        2.22 "Specifications" means the technical and functional requirements for the OEM Products as specified or referenced in Exhibit A or as agreed to in writing by the parties.

        2.23 "Stocking Level" means the actual [*] inventory stocking level to be [*] at each designated [*] by Supplier for a given planning period which shall be equal to the then-current Forecast volume [*], subject to the limitation in Section 3.5 below.

        2.24 "Subcontractor" means a third party listed in Exhibit B that may purchase OEM Products under the terms of this Agreement on behalf of HP.

        2.25 "Subsidiary" means an entity controlled by or under common control with a party to this Agreement, through ownership or control of more than 50% of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

        2.26 "Support" means ongoing maintenance and technical support for the OEM Products provided by Supplier to HP as more fully described in Exhibit D.


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        2.27    "Technical Information" means Supplier's information and
                technology necessary to support OEM Products and to exercise any other rights provided under this Agreement.

3.      ORDER, SHIPMENT, AND INVENTORY OF OEM PRODUCTS

        3.1 Orders. Each delivery of OEM Products to [*] will be initiated by a non-binding blanket Order issued [*] to Supplier by HP. Each Order will include: (i) unit quantity; (ii) shipping destination; (iii) Delivery Date; and (iv) other instructions or requirements pertinent to the Order. HP may schedule regular intervals for deliveries by an appropriate Order setting forth the intervals. To the extent of any inconsistency between the terms of an Order and the terms of this Agreement, the terms specified in this Agreement will control and take precedence. Any additional terms contained in Orders or Supplier's Order acknowledgements shall not be binding unless accepted by the other party in writing. At the end of each month, Supplier will close each Order based on actual [*] of OEM Products from the [*]).

        3.2 Order Acknowledgment. An Order will be deemed to have been placed as of the date of receipt of the Order by Supplier. Supplier will promptly confirm the receipt of an Order either electronically or by facsimile transmission within Forecasts and Lead Time requirements of this Agreement either electronically or by facsimile to HP within [*]. For Orders exceeding
                Forecast, Supplier will have [*] in which to reject the Order with respect to the excess. If an HP Order exceeds the Forecast or shortens the Lead Time, Supplier will use its reasonable efforts to fill such excess or accommodate such shorter Lead Time.

        3.3 Emergency Orders. If HP deems it necessary, HP may order OEM Products by facsimile on an emergency basis ("Emergency Order") subject to the availability of such OEM Products in Supplier's inventory. Supplier will use its reasonable efforts to ship the Emergency Order to HP's designated Eligible Purchaser(s) immediately upon receipt of such Emergency Order by Supplier. Subject to HP's approval, HP will pay any additional expenses related to such Emergency Orders.

        3.4 Forecasts. HP will provide a [*] rolling Forecast [*] of its projected Orders per [*], to be provided to Supplier between the [*] of the [*] applicable to such Forecast. Any quantities listed in any Forecast or other correspondence between the parties are only estimates made as an accommodation for planning purposes and do not constitute a commitment on HP's part to purchase such quantity. HP may, at its sole discretion, revise any such Forecasts, provided that such revisions occur at least [*] prior to the projected Order Shipment Date.

        3.5 Lead Time. Lead Time for each OEM Product within the then-current Forecast unit volume will be no more than [*] without prior written consent from HP. Lead Time for FRU products within the then-current Forecast unit volume from Supplier to the designated HP global service support organization will be no


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                more than [*].

        3.6 Inventory Requirements. Subject to the terms and conditions of this Article (3), Supplier will carry an inventory of the OEM Products sufficient to accommodate HP's Order requirements as defined by the most current HP Forecast. Supplier will [*] inventory [*] to [*] the [*] outlined in Order changes. If this inventory is depleted, Supplier will replenish the inventory as soon as reasonable after depletion. Additionally, Supplier will [*] its [*] of OEM Products in inventory to [*] the [*] of inventory for each [*]. Supplier will ship ordered OEM Products to HP-designated [*]. HP may request change drop locations.

        3.7 Stocking Level Requirements. Supplier shall deliver the then-current Stocking Level volumes to the respective [*] locations as specified in the then-current Forecast by the [*] for which the current Forecast shall apply (or the [*] as specified in advance by HP). Supplier may make advance shipments of OEM Products or ship excess units to the [*].

        3.8 Product Supply Assurance. Supplier agrees that, during the Term of the Agreement and specifically in the event of any allocated OEM Product status initiated or experienced by Supplier, Supplier will [*] order fulfillment and shipping [*] that given to [*] OEM Products [*] basis between [*]

        3.9 Inactive Inventory. (a) In the event any OEM Product unit(s) shall remain within an [*] for greater than [*], then, upon written notification from Supplier to HP of Supplier's request to release such inactive units from the [*] inventory, HP will, within [*] or receipt of Supplier's notice, elect to either purchase such inactive units through [*] of such units from the [*], or release the inactive units to Supplier for Supplier's recall of the units from the [*] inventory, at Supplier's option.

                (b) In the event HP does not confirm its intent to purchase such units within [*] of receipt of Supplier's notice, such units shall be deemed released by HP for [*] by Supplier from the [*].

                (c) [*] by Supplier of OEM Product units released by HP from the [*] under this Section shall be at [*]

                (d) In the event any OEM Product unit(s) remain within the respective [*] greater than [*] due to lack of [*] will bear [*] costs of upgrading such inventory units to any subsequent Software revisions or upgrades if, in [*] determination, such upgrade is required.


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        3.10    Order Changes. HP may, [*], postpone, decrease, or increase any
                Order within Forecast, subject to the following Order increase limitations: [*] permissible [*] in Forecast [*] permissible [*] in Forecast [*] permissible [*] in Forecast. In the event HP increases any Order, Supplier will use reasonable efforts to fulfill such Order for the Delivery Date requested by HP.

        3.11 Shipment Requirements. All Orders are required to be shipped complete. Supplier will give HP [*] notice if it knows or reasonably anticipates that it will not meet a Delivery Date or that only a portion of the OEM Products will be available for shipment to meet a Delivery Date. For partial shipments, Supplier will ship the available OEM Products unless directed by HP to reschedule shipment. If Supplier ships any OEM Product by a method other than as specified in the corresponding Order, [*] any [*] in the [*] of freight. Upon mutual agreement by the parties, HP may utilize drop shipment options to any HP-designated delivery destination in the same manner as delivered to an inventory location unless otherwise mutually agreed by the parties. If HP designates a drop shipment location outside the country in which the Order is placed, [*] associated with the shipment.

        3.12 Meeting Delivery Dates. If due to Supplier's failure to make a timely shipment, the specified method of transportation would not permit Supplier to meet the Delivery Date, the OEM Products affected will be shipped by air transportation or other expedient means acceptable to HP. [*] for any [*] in the freight [*] over that which [*] by the specified method of transportation.

        3.13 Title And Risk Of Loss. Title to OEM Product hardware and media ordered under this Agreement and risk of loss or damage for each OEM Product unit will pass from Supplier to HP [*] as more fully described in Exhibit (J) attached hereto.

        3.14 Packing List. Each delivery of OEM Products to HP must include a packing list that contains at least:
                (a)     The Order number and the HP part number;
                (b)     The quantity of OEM Products or Parts shipped; and,
                (c)     The date of shipment.

        3.15 Packaging. Supplier must preserve, package, handle, and pack all OEM Products as specified in Exhibit A-3.

        3.16 Responsibility For [*]. [*] will be [*] for [*] due to its [*] to [*] preserve, package, handle, or pack OEM Products in accordance with Exhibit A. In order to assert a claim against [*] under the provisions of this Section 3.16, [*] be required to first assert any claims for such loss or damage against the common carrier involved. Further, [*] be [*] for [*] due to a release of chemicals or other hazardous materials to the environment [*] release of the corresponding


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                OEM Product to the designated carrier.

4.      PRICES AND PAYMENT TERMS

        4.1 OEM Product Prices. Supplier's prices for the OEM Products and Parts are listed in Exhibit C, payable in U.S. currency unless otherwise agreed, and may not be increased without HP's consent. Supplier and HP agree to review OEM Product prices [*].

        4.2     Changed Prices. Subject to the terms and conditions of Section
                4.4 below, if during the Term and any extensions thereof, changed prices or price formulas are put in effect by mutual agreement of HP and Supplier, or reduced prices or price formulas are otherwise put in effect by Supplier, then such prices or price formulas (if resulting in [*] than the [*]) will apply to all Orders accepted by Supplier after the effective date of such prices or price formulas and to all unshipped Orders.

        4.3 Payment Procedure. Payment for OEM Products will be [*] of each OEM Product unit(s) from an [*]. Except as otherwise provided in this Agreement, associated freight expenses and duties will be paid directly by [*] related to or payments for unordered or Noncomplying Products provided that HP does not retain such unordered or Noncomplying Product(s).

        4.4 [*] Warranty. If during the Term or any extensions thereof, Supplier provides [*] of OEM Products or newer OEM Products as set forth in Section 10.3 herein [*] Supplier's most recent [*], then Supplier agrees to [*] to HP [*] provided to the [*] Supplier agrees to fulfill its obligations in this Section in good faith and further agrees that it will not create any OEM Product, purchasing programs, pricing formulas, or other conditions that serve to deny HP the [*] In addition, HP may credit any amounts due under this Agreement against future invoices.

        4.5 Sales Taxes And Duties. Prices are exclusive of all taxes or duties imposed after [*] of the respective OEM Product units (other than taxes levied on Supplier's income) that Supplier may be required to collect or pay upon shipment of the OEM Products. [*] shall be responsible for all such taxes or duties imposed on OEM Products before [*]. Any taxes or duties applicable to HP under this Section 4.5 must appear as a separate item on Supplier's invoice. [*] agrees to pay such taxes or duties unless [*] is exempt from such taxes or duties. Where applicable, [*] will provide [*] with an exemption resale certificate.

5.      NONCOMPLYING PRODUCTS


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        5.1     Repair Or Replacement. HP's acceptance of each OEM Product unit shall occur upon [*] of such unit(s) unless HP notifies Supplier in writing sent by mail, facsimile, or other electronic means within [*] after [*] that such OEM Product unit is a Noncomplying Product. Supplier shall repair or replace (at Supplier's sole expense) each such Noncomplying Product pursuant to the warranty provisions under Article (9) herein. HP may elect [*], subject to the provisions of Article 18 below, to return a Noncomplying Product for replacement or repair at [*]. Determination of whether to repair or replace such Noncomplying Products shall be at Supplier's sole option. Additionally, HP may return for repair or replacement an entire lot of OEM Products if a tested sample (consisting of not less than [*] of that lot contains greater than [*] Noncomplying Products. In the event of an overshipment, HP may elect to keep the additional units, subject to the payment procedures in Section 4.3.

        5.2 Replacement and Repair Period. Supplier will return the replacement or repaired OEM Products as soon as possible but in no event later than [*] after receipt of the Noncomplying Product from HP. Supplier's opportunity to cure any failure to meet such deadline, pursuant to Article 18 below, will apply to [*] during the Term.

6.      RETURN OF PRODUCTS

        6.1 Return Materials Authorization. All OEM Products returned by HP to Supplier must be accompanied by a Return Materials Authorization ("RMA"). Supplier will issue an RMA for OEM Products for which HP has verified Failure [*] of HP's request.

        6.2 Return Charges. All Noncomplying Products returned by HP to Supplier within the respective warranty period for each OEM Product, and all replacement or repaired OEM Products shipped by Supplier to HP to replace Noncomplying Products will [*].

        6.3 Duty To Remove Marks Or Destroy Noncomplying Products. Supplier agrees not to sell, transfer, distribute, or otherwise convey any part, component, product, or service bearing or incorporating HP Marks, part numbers, or other identifiers, including any HP packaging, copyrights, or code (that are human-readable and physically appear thereon) to any party other than to Eligible Purchasers. Supplier will remove from all rejected, returned, or unpurchased OEM Products any such HP Marks or identifiers, even if such removal would require destruction of the OEM Products. Supplier further agrees not to represent that such OEM Products that are Noncomplying Products are built for HP or to HP specifications. Supplier will defend and indemnify HP against any claims, losses, liabilities, costs, or expenses that HP may incur as a result of Supplier's breach of its obligations under this Section 6.3.


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7.      ENGINEERING PROCESS OR DESIGN CHANGES

        7.1 Supplier Proposed Changes. Supplier will not, without the prior written consent of HP (which such consent shall not be unreasonably withheld), make or incorporate in OEM Products any of the following changes (collectively, "Engineering Changes"):

                (1)     [*];

                (2)     [*], or;

                (3) [*] affecting: (a) the [*] form, fit, or function [*] that affects form, fit, or function; and (b) the [*] of OEM Products.

        7.2 Notice Of Proposed Change. Supplier will give HP notice of any proposed Engineering Change, and will provide [*] and other appropriate information as specified by HP at least [*] prior to the first scheduled release of any OEM products involving a change to the respective firmware that would affect OEM Product form, fit, or function, and at least [*] prior to the first proposed shipment of any OEM Products involving any other Engineering Change. Regardless of whether HP approves a proposed Engineering Change, Lead Time will not be changed except as provided in Section 3.4 above.

        7.3 Request for Enhancement. HP proposed changes and enhancement requests will be reviewed, as appropriate, by the Software Steering Committee and/or the Hardware Engineering core teams of Supplier. Where feasible and mutually agreed by HP and Supplier, such changes will be implemented in the [*] or as otherwise specifically agreed.

        7.4 HP Proposed Changes. HP may change HP-supplied drawings, designs, or Specifications at any time prior to manufacture of corresponding released OEM Products. Any such change will be [*]. and [*]. If any such change reasonably and directly [*] of OEM Products, an [*] will be made provided that Supplier makes a written claim for an [*] within [*] from the date HP gives notice to Supplier of the change and HP agrees in writing to the [*]

        7.5 Option To Terminate. If the parties are unable to agree, acting reasonably and in good faith, upon an adjustment pursuant to
                Section 7.3 above, HP may [*] terminate this Agreement as to any OEM Products affected, subject to the terms and conditions of Article (22) herein.

        7.6 Safety Standard Changes. Supplier will promptly give notice to HP if any upgrade, substitution, or other change to an OEM Product is required to make that product meet applicable safety standards or other governmental statutes, rules,


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                orders, or regulations, even those that are not defined as
                Engineering Changes in Section 7.1 above. All affected OEM Products already purchased by HP may, at HP's election, either be returned to Supplier for upgrade to current revisions or upgraded by Supplier or HP in the field pursuant to the procedures outlined in Section 10.4 below. If an OEM Product meets applicable safety standards and other governmental requirements at the time of manufacture, HP and Supplier will [*] the [*] of any subsequent upgrade, substitution, or other required change required in an [*] based on good faith discussions between the parties. If such discussions render no [*], the parties may either mutually agree to escalate the matter to their respective vice presidents or general managers, as applicable, or in the alternative, [*] the [*].

        7.7 Technical Cooperation. Subject to the confidentiality provisions in Article 19 below, during the term of the Agreement, the parties will discuss architecture and explore the possibilities for technically integrating Supplier and HP products. Each party will designate a technical representative to lead these discussions as well as to address other technical issues relating to the product enhancements and [*]. Supplier agrees to share and review with HP engineers the following for current and future products (which such information shall not be unreasonably withheld or delayed):

                (a) [*];

                (b) [*] information necessary for HP to (i) understand the related architecture and to develop test suites for resolution of potential problems, and (ii) to understand the implications of such potential problems with the ability to implement meshed configurations efficiently;

                (c) [*] information necessary for HP to implement efficient meshed configurations free of any significant performance problems;

                (d) [*] and [*] for such items, and;

                (e) [*] and [*].




8.      QUALITY

        8.1 Quality Programs. Supplier agrees to maintain an objective quality program for all OEM Products. Supplier's program will be in accordance with the current version of HP's Supplier Quality System as specified in Exhibit H and if applicable, any additional or substitute quality requirements agreed to by the parties in writing. Supplier will, upon HP's request, provide to HP copies of Supplier's program and supporting test documentation.


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        8.2     HP's Right To [*]. Supplier grants HP the right to [*] hours) at
                Supplier's [*] and all associated [*] may be [*] any time during the Term or any extensions thereof. HP's [*] may be for any reason [*] related to this Agreement, [*]. HP's right of [*] will apply as well to [*] of Supplier. Supplier will inform [*] of HP's right to [*], and, if necessary, use all [*] such rights for HP.

9.      WARRANTIES

        9.1 Product Warranties. Supplier warrants to HP that, for a period of [*] from the date of [*] for each hardware OEM Product unit (excluding [*]) and [*] for each Software and [*] hardware OEM Product, that all OEM Products under this Agreement will:

                (1) Be manufactured, processed, and assembled by Supplier or by companies under Supplier's direction;

                (2) Conform to the then-current Specifications and other criteria referred to in this Agreement or agreed to by the parties in writing;

                (3)     Be new, except as otherwise provided by the parties;

                (4) Conform strictly to the requirements of all Orders as set forth under the terms and conditions of this Agreement;

                (5) Be free from defects in design, material, and workmanship;

                (6) Be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership;

                (7) Be "Year 2000 Compliant." Year 2000 Compliant products will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant products will not cause any associated products or systems in which they may be used to fail in any of the ways described above. This Year 2000 Compliance Warranty will remain in effect through December 31, 2000, notwithstanding any other warranty period specified in this Agreement;

                (8) Subject to the terms and conditions of Article (14) herein, not to Supplier's reasonable knowledge, violate or infringe any third party Intellectual Property Rights and Supplier warrants that it is not aware of any facts upon which such claim could be made. If Supplier learns of any claim or any facts upon which claim could be made, it will [*] notify HP of such information.


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                            BROCADE/HP CONFIDENTIAL

        9.2 Survival Of Warranties. All warranties specified above will survive any inspection, delivery, acceptance, or payment by HP and be in effect for the applicable warranty period for each OEM Product.

        9.3 Epidemic Failure Warranty. In addition to the warranties specified above, Supplier warrants to HP all OEM Products at the FRU level and system (unit) level against epidemic failure for a period of [*] after [*] of such OEM Product unit. An epidemic failure means:

                (a) unit failures that (i) are caused by the same component failure or defect, provided that such failure or defect is attributable to Supplier, and (ii) occur at a rate equal to or less than [*] (as listed in Exhibit (H), Section 4.1), over a [*], or;

                (b) the occurrence of more than [*] classified as a [*] or higher safety incident defined as (i) a marginal condition that is likely to produce only minor bodily injury or property damage and is likely to occur after a [*] event, or (ii) a noncompliance event involving a safety-related standard, license, or testing agency evaluation, or;

                (c) any known problem which, in HP's reasonable opinion subject to Supplier's concurrence (which such concurrence shall not be unreasonably withheld or delayed) creates a significant risk to the health or safety of individuals who operate the OEM Product or to the continuous business operations of companies or organizations that employ the OEM Product for an intended or reasonably foreseeable use.

        9.4 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SUPPLIER EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS, WARRANTIES, OR CONDITIONS, EITHER EXPRESS OR IMPLIED, REGARDING ANY OEM PRODUCTS OR REGARDING THEIR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

10.     SUPPORT SERVICES

        10.1 General. Supplier will provide trained HP support personnel with Support for the OEM Products as specified in Exhibit D. Supplier will maintain such number of qualified personnel as is necessary to provide timely and knowledgeable maintenance and support service in accordance with the terms and conditions of Exhibit
                D. Supplier warrants that all Support will be provided in a professional and workmanlike manner. HP will provide direct maintenance and support to HP's customers with respect to the use of the OEM Product as distributed with HP Products. Supplier and HP will maintain and support each OEM Product distributed by HP for [*] after the date of last Shipment


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                            BROCADE/HP CONFIDENTIAL

                Date by Supplier to an [*] of each OEM Product unit. HP acknowledges that Supplier may independently offer and provide support services to OEM Product customers; however, in no event may Supplier use HP Confidential Information or HP Property to direct or provide such support without HP's prior consent. Response times and problem classification for the OEM Products are as set forth in Exhibit D.

        10.2 New HP Products. Upon request by HP, Supplier will use reasonable efforts to provide HP with the OEM Products adapted for use with new releases of HP Products [*] and [*], if any, to be negotiated by the parties, provided that HP makes available to Supplier such HP Property as may be reasonably necessary for Supplier to develop any adaptation.

        10.3 New Product Supply [*]. Supplier agrees that, during the term of the Agreement and any extensions thereof, any such newer products will be made available to HP for shipment [*] shipment date made [*] by Supplier [*] with [*] OEM Products [*] most recent [*], and shall be made available [*] in [*] to [*] all HP Orders within Forecast designating such newer products. In the event of any allocated OEM product status initiated by Supplier, Supplier will promptly give all HP Orders [*] that given [*] OEM Products [*] Supplier's most recent [*], with such [*] to be made on a [*] basis [*] HP and [*].

        10.4 HP Property. HP may, at HP's sole election, provide to Supplier HP Property under the terms of an HP Equipment Loan Agreement attached as Exhibit E to this Agreement, solely for use in Supplier's manufacturing, testing, adapting and supporting the OEM Products. All HP Property will be clearly segregated from Supplier's property and identified as the sole property of HP. HP Property may not be transferred, assigned, loaned or otherwise encumbered in any way. HP Property may be provided to third parties for fulfillment of Supplier's obligations hereunder only upon HP's prior written consent. HP property will be returned to HP, at [*], upon termination of this Agreement.

        10.5 Substitute Products. If Supplier develops any generally available products that are to replace the OEM Product(s) or that are the same or substantially similar to the OEM Products available under this Agreement, HP will have the right to substitute the newer products at [*] as the substantially similar OEM Products for all subsequent purchases under this Agreement. Such substitute products must be compatible with the current version of the OEM Products.

        10.6    Failure Rate. Notwithstanding that the warranties given in
                Section 9.1 above apply to 100% of the hardware components of OEM Products, Supplier and HP acknowledge that a failure rate equivalent to the rates as measured [*] set forth in Section 4.1 of Exhibit (H) is expected. If the actual failure rate for OEM Products exceeds this expected rate, Supplier will provide


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                            BROCADE/HP CONFIDENTIAL

                additional engineering and technical support needed to bring the actual failure rate within the specified failure rate.

        10.7 Class Failure Remedies. Upon the occurrence of any of the following events: (i) a failure rate exceeding the rate specified in Section 10.6 above; (ii) an epidemic failure as described in Section 9.3 above; or (iii) a safety standard change under Section 7.5 above (each referred to as a "Class Failure"), HP will have the following additional remedies for a [*] after [*] of such OEM Product unit:

                (1) In the event of a Class Failure, Supplier will use its reasonable efforts to provide an initial root cause analysis, failure analysis, and corrective action plan to HP no later than [*] following the receipt of the Class Failure part. HP will make available such information and assistance as reasonably required to allow Supplier to conduct its root cause analysis and provide its corrective action plan.

                (2) If, after review of the root cause analysis and corrective action plan, HP determines in its reasonable opinion that the Class Failure necessitates a field stocking recall or customer based recall or retrofit, HP may then elect to have the OEM Products: (i) returned to Supplier for repair or replacement; (ii) repaired or replaced by Supplier in the field; or (iii) repaired or replaced by HP in the field, including products in distributor inventory and HP's installed base. If HP chooses to perform a field repair, Supplier will provide the appropriate replacement OEM Products, spares, or upgrades [*] to HP and will, within [*] after completion of the recalls or retrofits, reimburse HP for [*] in performing such field repair. Supplier will give such OEM products, spares, or upgrades the [*].

                (3) Except as provided in Section 7.6 above regarding safety standard changes, Supplier will, [*] after completion of the recalls or retrofits, reimburse HP for [*] in performing such services.

        10.8 Survival Of Support Obligations. Supplier's maintenance and support obligations specified in this Article 10, and in the Support Terms in Exhibit D will run for the Term and any additional periods under Section 1.3 above and will continue for a period of [*] after the date of last Shipment Date by Supplier to an [*] of each OEM Product unit. This obligation includes, without limitation, making necessary Parts available to HP as further provided in the Support Terms.

11.     OBSOLESCENCE AND MANUFACTURING RIGHTS

        11.1 Lifetime Buy Rights. Supplier acknowledges its obligation to manufacture, supply and support the OEM Products without interruption for the Term. If, however,


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                            BROCADE/HP CONFIDENTIAL

                after the [*] of shipment of such products, Supplier seeks to discontinue the supply or support of any OEM Product (a "Discontinued Product"), Supplier will give notice to HP no less than [*] in advance of the last date the Discontinued Product can be ordered. After receipt of notice of discontinuance, HP may place orders for any demand during the [*] of such notice for delivery of Discontinued Products prior to the end of the notice period. To the extent that such orders exceed HP's previous Forecast for such Discontinued Products, the orders shall be [*]. Supplier shall accept only forecasted orders in the [*] of the stated notice period, and such orders shall be non-cancelable. All shipments must be completed prior to the end-of-life date stated in such notice by Supplier to HP above. In addition, during such notice period, Supplier shall have the right, in its sole discretion, to [*] for OEM Products from HP at the time such Orders are submitted.

        11.2 Alternative Supply Rights. In the event HP becomes entitled to terminate this Agreement or any portion thereof in accordance with Article (18) hereunder, then Supplier shall [*] purchase orders from HP for such OEM Products at [*] and [*] until Supplier can demonstrate to [*] that its performance is no longer impaired. This Section is not intended to grant HP [*] a royalty-free license to use, manufacture, sell or import the Products. Instead, it is intended to permit HP to directly order Products [*] in limited circumstances; under such circumstances, HP will directly [*] the [*] set forth hereunder for the OEM Products ordered pursuant to this Section.

        11.3 Consulting Services. In support of Technical Information or other services provided to HP herein, Supplier will, upon HP's request, provide additional consulting services at the rate of the lesser of either [*], or that rate [*] as mutually agreed.

12.     TRAINING

        12.1 Technical Training. Supplier will provide to HP [*] technical training classes for HP technical personnel. The schedule for such classes will be as mutually agreed in writing by the parties, with the first of such training provided by Supplier no later than May 15, 2001. Each class provided by Supplier under this Section will accommodate at least [*] HP personnel, and will be made available at Supplier's designated training site in San Jose, California. At HP's sole election and upon not less than [*] advance notice, after May 15, 2001, to Supplier, Supplier will provide [*] to HP at HP's Roseville, California site. All such training provided by Supplier will be [*] to HP except for travel expenses of HP personnel. Supplier will maintain a designated training contact for HP learning products personnel, and will provide technical support to an HP trainer for the [*] classes taught by HP utilizing


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                            BROCADE/HP CONFIDENTIAL

                the training provided hereunder by Supplier. HP may further request and Supplier will provide, for up to [*] HP technical personnel, additional training [*] as reasonably necessary to inform HP personnel of each upgraded, enhanced, or new version of the OEM Products. Other training (including without limitation Supplier's Educational Services technical training) will be provided upon mutually agreed terms and conditions.

        12.2 Presales Training. Supplier will provide to HP no later than May 15, 2001, presales training at Supplier's San Jose, California facility sufficient to cover up to [*] HP trainers in order to allow HP to become fully familiar with the OEM Product and its market. Such training will be [*] to HP. HP may further request and Supplier will provide additional training [*] to inform up to [*] HP personnel of each upgraded, enhanced, or new version of the OEM Products.

        12.3 HP's Rights in Training Classes and Materials. Subject to the provisions of Article (19) herein, HP may [*] use, reproduce, display, and perform, either internally or for HP's customers, all training classes, methods, and materials supplied or developed by Supplier under this Agreement (excluding Supplier's Educational Services classes, methods, and materials). None of the training materials provided [*] by Supplier to HP under this Article (12) may be offered for resale by HP to HP's Customers. Supplier will provide such presales training materials to HP no later than May 1, 2001, and technical training materials no later than May 15, 2001.


13.     MARKETING AND LICENSING

        13.1 Marketing and Distribution. HP will have the authority to market the OEM Products and the HP Products containing the OEM Products to the extent it deems appropriate and in its sole discretion. Without limiting the generality of the foregoing sentence, nothing in this Agreement shall be construed or interpreted to place a "best efforts" obligation upon HP with respect to marketing or distributing the HP Products or OEM Products or to preclude HP from independently developing, purchasing, licensing, or marketing any product which performs the same or similar function as the OEM Products. HP will have the right to use its own business and license terms for all marketing and distribution of the OEM Products and HP Products. HP will take all reasonable steps to describe OEM Products accurately.

        13.2 Distribution Rights. During the Term of this Agreement and any extension(s) thereof, Supplier hereby agrees not to sell directly to End Users the OEM Products or any other OEM products that HP has distributed, provided that nothing in this Section
                13.2 shall be construed to prevent Supplier from selling or distributing through or to Supplier's current and future indirect channels of distribution that are: (i) resellers, service bureaus, third party distributors, or third party OEMs (not owned or controlled in whole or in part by Supplier) which in turn sell or distribute the OEM Products to End Users, or;
                (ii) any End User to whom Supplier has directly sold OEM Products or directly related precursor


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                            BROCADE/HP CONFIDENTIAL

                products prior to the Effective Date. For purposes of this
                Section 13.2, an "End User" is any person or entity who purchases the OEM Product solely for its own use and not for reselling purposes.

        13.3 Sales and Marketing Activity. During the Term of this Agreement and any extension(s) thereof, Supplier shall, upon request of HP, deliver to HP all sales, training, product, and marketing collateral intended by Supplier for use in the distribution, sale, or marketing of the OEM Products. All such collateral content intended by Supplier for use with the OEM Products shall be developed by Supplier and provided to HP in electronic form. All such collateral and related sales activity from or by Supplier, its employees, agents, and subcontractors (excluding Supplier's current and future indirect channels of distribution that are resellers, service bureaus, third party distributors, or third party OEMs (any of which who are neither owned nor controlled in whole or in part by Supplier) which in turn sell or distribute the OEM Products to End Users), which is intended by Supplier for current [*] shall be first coordinated through the [*] contact as listed in Exhibit (G) attached hereto and subject to HP's prior written approval, at HP's sole discretion, before Supplier may [*] such collateral or sales activity to [*].

        13.4 Software License. Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide, license to use, display, distribute, import, and disclose the Software both separately and in combination, in object code format for use in conjunction with the support and distribution of OEM Products or associated HP Products. Such use limitation will not apply in the case of [*] purposes. The license grant under this Section 13.4 includes the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. The rights granted to HP under this Section 13.4 also include the right of End Users to continue use of the Software in conjunction with the operation of the OEM Products so long as they are not in breach of the HP End-User license agreement issued with the particular OEM Product(s), and HP shall retain the license set forth above for the sole purpose of assisting End-Users with the maintenance and support of the OEM Products.

        13.5 Device Object License. Supplier will use all reasonable efforts to develop, test, and distribute to HP (at Supplier's sole expense) a device object applicable to HP's OpenView Storage software product according to the specifications and requirements set forth in HP OpenView Storage Area Manager Developer's Guide, Edition 1200, as referenced in Exhibit (A-6) attached hereto. Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide license to use, reproduce, display, translate, import, disclose, distribute, modify and prepare derivative works or compilations of such device object as developed by Supplier, for use with OEM Products and HP Products. These rights are exercisable in any medium. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing.


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                            BROCADE/HP CONFIDENTIAL

        13.6 License to the Documentation. Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide license to [*] of the [*] and [*] based upon the [*] for use in conjunction with the support and distribution of Software. These rights are exercisable in [*]. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. The right to [*] is granted solely for the purposes of [*] of more than one Software, condensing [*] on, and formatting and [*] for user accessibility. The rights granted to HP under this Section 13.6 are subject to the payment obligations as generally set forth in Article (4) above and more particularly in Exhibit (C) attached hereto provided, however, that (a) End-Users shall be permitted [*] of the [*] in conjunction with the operation of the OEM Products so long as they are not in breach of the HP End-User license agreement issued with the particular OEM Product(s),and
                (b) HP shall retain the license set forth above for the purpose of assisting End-Users with the maintenance and support of the OEM Products.

        13.7 License to [*]. Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide license to [*] if any, and to [*] solely in connection with HP's marketing and support of the Software and training with respect to the Software. Such license will include the right of HP to [*] to achieve the foregoing. The rights granted to HP under this Section 13.7 are subject to Supplier's right to review and approve (which such approval shall not be unreasonably withheld [*]) any [*] submitted by HP (excluding HP's standard then-current trademarks, servicemarks, and logos), and the payment obligations as generally set forth in Article (4) above and more particularly in Exhibit (C) attached hereto.

        13.8 Restrictions. HP will not decompile, reverse engineer, disassemble, or otherwise modify any Software without written authorization from Supplier, except as permitted by law.

        13.9 Localized Versions. The licenses granted hereunder with respect to the Software and associated Documentation will include all localized versions thereof available from Supplier. In the event HP reasonably requires a localized version of the Software, then Supplier agrees to negotiate in good faith the commercial terms and conditions under which such localized version would be produced for HP. All of the licensing terms for such localized version would be consistent with this Agreement.

        13.10 Limited Right of Sublicense and License. The parties expressly agree that no right of sublicense to the Software is hereby granted under this Agreement by Supplier to HP except for the right of HP to sublicense the Documentation and object code


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                            BROCADE/HP CONFIDENTIAL

                of the Software directly to End-User Customers. Based on Supplier's representations herein, HP agrees that Supplier is the owner of the Software and Documentation contained in the OEM Products.

        13.11 Localized Software. The licenses granted hereunder for the Software and Documentation shall include any localized version(s) thereof which Supplier publishes or makes generally available during the Term of this Agreement and any extension(s) thereof.

        13.12 End User License Terms. Supplier hereby grants to HP the right to use and HP will use its then-current standard form software license terms for marketing and licensing Software under this Agreement. Such terms will be substantially in the form of that as set forth in Exhibit (I) attached hereto.

        13.13 No Rights In Marks. Except as otherwise specified in this Agreement, nothing in this Agreement should be construed to grant either party any rights in the Marks of the other party. HP and Supplier acknowledge, however, that HP may use the name of Supplier and the name of the OEM Products in advertising and marketing the OEM Products or the HP Products. The OEM Products will be affixed with copyright notices sufficient to give notice as to the rights of the parties in their respective products.

        13.14 HP Marks. Supplier will ensure that the OEM Products contain the HP Marks, serial number, format, and packaging specified by HP and conforming to the HP specifications as set forth in Exhibit
                A. Except as provided herein, Supplier will have no other right or license in any HP Marks.

14.     INTELLECTUAL PROPERTY PROTECTION

        14.1 Supplier's Duty To Defend. Except as provided in Section 14.4 below and provided that HP has complied with the provisions of
                Section 14.2 below, Supplier will defend and hold harmless HP and its Subsidiaries, subcontractors, and customers from any claim that any OEM Product, any combination of an OEM Product with an HP Product (to the extent damages asserted from such claim(s) are attributable to Supplier or the OEM Products), any Software, Documentation or a Supplier Mark, or any product provided as part of Supplier's Support services constitutes an unauthorized use or infringement of any third party's Intellectual Property Rights. Supplier will pay [*] incurred by HP, its Subsidiaries, subcontractors or customers and will pay [*] with respect to any such claim or agreed to in any settlement of that claim.

        14.2 HP's Duty To Notify. HP will give Supplier prompt notice of any such claim or action, and will give Supplier the authority, information, and reasonable assistance (at Supplier's expense) necessary to defend. If Supplier does not diligently pursue resolution of the claim nor provide HP with reasonable assurances that it will diligently pursue resolution, then HP may, without in any way limiting its other rights and remedies, defend the claim.


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                            BROCADE/HP CONFIDENTIAL


        14.3 Remedies For Infringing Products. If the use or combination of any product provided hereunder is enjoined (the "Infringing Product"), Supplier will, [*] either:

                (1) Procure for HP and its customers the right to continue using or combining the Infringing Product; or,

                (2) Replace the Infringing Product with a non-infringing product of equivalent function and performance; or,

                (3) Modify the Infringing Product to be non-infringing, without detracting from function or performance.

        14.4 Limitations. Supplier will be relieved of its indemnification obligations under this Article 14 to the extent that the claim arises solely and directly from Supplier's compliance with an HP Specification provided that all implementations of that Specification constitute an unauthorized use or infringement of a third party Intellectual Property Right.

15.     COUNTRY OF MANUFACTURE AND  [*]

        15.1 Country Of Origin Certification. Upon HP's request, Supplier will provide HP with an appropriate certification stating the country of origin for OEM Products, sufficient to satisfy the requirements of the customs authorities of the country of receipt and any applicable export licensing regulations, including those of the United States.

        15.2 Country Of Origin Marking. Supplier will mark each OEM Product, or the container if there is no room on the OEM Product, with the country of origin. Supplier will, in marking OEM Products, comply with the requirements of the customs authorities of the country of receipt.

        15.3 [*]. If OEM Products delivered under this Agreement are imported, Supplier will when possible allow HP to be the [*]. If HP is not the [*] and Supplier obtains [*] rights to OEM Products, Supplier will, upon HP's request, provide HP with documents required by the [*] of the [*] of receipt to prove [*] and to transfer [*] rights to HP.

16.     GOVERNMENTAL COMPLIANCE

        16.1 Duty to Comply. The parties shall in the performance of this Agreement comply with all applicable laws, executive orders, regulations, ordinances, rules, proclamations, demands, and requisitions of all applicable state, local, national, or other governmental authority which may now or hereafter govern performance


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                            BROCADE/HP CONFIDENTIAL


                hereunder including, without limitation, all laws, executive orders, regulations, ordinances, rules, and proclamations regarding Equal Employment Opportunity, the exporting of technology, and withholding for income taxes.

        16.2 Procurement Regulations. The Software is "commercial computer software" as defined in the applicable provisions of the Federal Acquisition Regulation (the "FAR") and supplements thereto, including the Department of Defense ("DoD") FAR Supplements (the "DFARS"). The parties acknowledge that the Software was developed entirely at private expense and that no part of the Software was first produced in the performance of a Government contract. If HP supplies the Software to a U.S. Government agency, in accordance with FAR 12.212 and its successors or DFARS 227.7202 and its successors, as applicable, HP shall license the Software to the Government subject to the terms of this Agreement.

        16.3 Ozone Depleting Substances. Supplier hereby certifies that no OEM Product nor any component of any OEM Product:

                (1) Contains any "Class 1 Substance" or "Class 2 Substance", as those term are defined in 42 USC Section 7671 and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82, as now in existence or hereafter amended; or,

                (2) Has been manufactured with a process that uses any Class 1 or Class 2 Substance within the meaning of 42 USC
                        Section 7671 and implementing regulations of the United States Environmental Protection Agency at 40 CFR Part 82, as now in existence or hereafter amended.

17.     FORCE MAJEURE EVENTS

        17.1 Delaying Causes. Subject to the provisions of this Article 17, Supplier will not be liable for any delay in performance under this Agreement caused by any "act of God" or other cause beyond Supplier's control and without Supplier's fault or negligence (a "delaying cause"). Notwithstanding the above, Supplier will not be relieved of any liability for any delay or failure to perform its defense obligations with respect to third party Intellectual Property Rights or furnish remedies for Infringing Products as described in Article 14 above.

        17.2 HP Option. Supplier will immediately give HP notice of any delaying cause and its best estimate of the expected duration of such cause. In the event of a delaying cause which continues for a period of [*], HP may act in [*] to

                (1) Terminate this Agreement or any part hereof as to OEM Products not shipped or,

                (2) Suspend this Agreement in whole or in part for the duration of the delaying cause, buy similar products elsewhere, and deduct from any


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL

                quantities specified under this Agreement the quantity so purchased.

        17.3 Resumption Of Agreement. If HP elects to purchase other similar products in the event of a delaying cause, HP may resume performance under this Agreement once the delaying cause ceases and extend the Term up to the length of time the delaying cause endured. Unless HP gives notice of termination as provided above within [*] after notice from Supplier of the delaying cause, HP will be deemed to have elected to suspend this Agreement for the duration of the delaying cause.

18.     EVENTS OF DEFAULT

        18.1 Notice Of Breach. If either party is in breach of any provision of this Agreement, the non-breaching party may, by written notice to the breaching party, except as otherwise prohibited by the United States bankruptcy laws, terminate the whole or any part of this Agreement or any Order, unless the breaching party cures the breach within [*] after receipt of such written notice.

        18.2 Causes Of Breach. For purposes of Section 18.1 above, the term "breach" includes without limitation any:

                (1) Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a party;

                (2) Appointment, with or without a party's consent, of a receiver or an assignee for the benefit of creditors;

                (3) Failure by Supplier to make a delivery of OEM Products in accordance with the requirements of this Agreement or any accepted Order;

                (4) Failure by Supplier to replace or repair Noncomplying Products in a timely manner as required by Article 5 above; or

                (5) Other failure by a party to comply with any material provision of this Agreement with additional failure to provide the non-breaching party, upon written request, with reasonable assurances of future performance.

        18.3 HP's Rights Upon Breach. In the event HP terminates this Agreement in whole or in part as provided above for a material breach by Supplier, in [*] provided HP under this Agreement, HP may [*] upon [*] and in such [*] as [*] deems [*] to the [*] and [*] as to which this Agreement is terminated. Supplier agrees to [*] the [*] of this Agreement to the [*] under the provisions of this Section.

        [*] [*]. If any Eligible Purchaser having the right to purchase an OEM Product under this Agreement or under any other agreement with Supplier


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL

                [*] that an OEM Product is [*], then, irrespective of any other rights provided HP hereunder, HP may implement a [*] to [*] of such OEM Products [*] Such [*] may be [*] if HP [*] that Supplier has taken [*] the [*] or given [*] that such [*] will be [*] within a [*]

        18.5 Escalated Resolution Process. In the event of any dispute arising from or regarding the subject matter of this Agreement, the parties agree to negotiate in good faith an equitable resolution of the disputed matter. If the parties are not able to resolve the dispute within [*] of first written communication of the dispute, then the parties agree to escalate such resolution process [*] as designated in Exhibit G. The [*] shall meet within [*] of escalation to resolve the disputed matter. If the dispute is not resolved within an additional [*] day period from the end of the [*] period set forth above, then either HP or Supplier may commence legal, equitable, or other action upon providing the other party not less than [*] prior written notice of such intent.

19.     CONFIDENTIAL INFORMATION

        19.1 Confidential Information. During the Term, a party (the "Recipient") may receive or have access to certain information of the other party (the "Discloser") that is marked as "Confidential Information," subject to a nondisclosure or confidentiality agreement between the parties, or otherwise by its very nature reasonably and clearly considered as confidential information, including, though not limited to, information or data concerning the Discloser's products or product plans, business operations, strategies, customers and related business information. The Recipient will protect the confidentiality of Confidential Information with the same degree of care as the Recipient uses for its own similar information, but no less than a reasonable degree of care, under the terms of the Confidential Disclosure Agreement attached as Exhibit F (the "CDA"). To the extent any term of this Agreement conflicts with any term in the CDA, the terms of this Agreement will control and take precedence. Confidential Information may only be used by those employees of the Recipient who have a need to know such information for the purposes related to this Agreement. The parties acknowledge that all Technical Information and Forecasts are deemed Confidential Information to be protected for a term of [*] from the date of disclosure.

        19.2 Exclusions. The foregoing confidentiality obligations will not apply to any information that is (a) already known by the Recipient prior to disclosure, (b) independently developed by the Recipient prior to or independent of the disclosure, (c) publicly available through no fault of the Recipient, (d) rightfully received from a third party with no duty of confidentiality, (e) disclosed by the Recipient with the Discloser's prior written approval, or (f) disclosed under operation of law. In the event that a party becomes aware that disclosure is likely to be required by operation of law, the party having knowledge of such possible disclosure will provide the other with ample notice and opportunity to seek a


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL

                protective order.

20.     INSURANCE REQUIREMENTS

        20.1 Insurance Coverage. Supplier will maintain Comprehensive or Commercial General Liability Insurance (including but not limited to products and completed operations, broad form contractual liability, broad form property damage and personal injury liability) with a minimum limit of [*] combined single limit per occurrence and [*] in the aggregate, for claims of bodily injury, including death, and property damage that may arise from use of the OEM Products or acts or omissions of Supplier under this Agreement. Each policy obtained by Supplier will [*] ([*] in performing [*] or [*] herein) as [*]. Such insurance will apply as [*] and no other [*] will be called upon to contribute to a [*] thereunder. In addition, such policies will permit Supplier to waive, on its own behalf and on behalf of its insurers, any rights of subrogation against HP. Such insurance policies will be written with appropriately licensed and financially responsible insurer, and Supplier will provide for a minimum of [*] written notice to HP of any cancellation or reduction in coverage. Certificates of insurance evidencing the required coverage and limits will be furnished to HP before any work is commenced hereunder, and Supplier will deliver copies of policies or certificates to the HP contact listed in Exhibit G.

        20.2 Claims Made Coverage. If any applicable Comprehensive or General Liability policies have "claims made" coverage, Supplier will maintain such coverage with [*] as an [*] for a minimum of [*] after termination of this Agreement. Any such coverage must have a retroactive date no later than the date upon which work commenced under this Agreement.

        20.3 Additional Requirements. All deductibles on policies providing coverage will be paid by Supplier. In the event Supplier is self-insured for matters described in Section 20.1, Supplier agrees to respond to any claims or losses made against or incurred [*] had been purchased with the [*] than what is generally available to similar suppliers. In no event will the coverage or limits of any insurance required under this Article, or the lack or unavailability of any other insurance, be deemed to limit or diminish Supplier's obligations or liability to HP under this Agreement. Supplier's obligations under this Article
                (20) shall also include those as set forth in Exhibit (J) attached hereto.

21.     LIMITATION OF LIABILITY
        UNLESS OTHERWISE STATED HEREIN, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OF THE OTHER ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL

        PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, THE PARTIES WILL BE RESPONSIBLE FOR ANY DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER ARTICLES 9, 14, OR 19 ABOVE. EXCEPT FOR THE PARTIES' RESPECTIVE OBLIGATIONS UNDER SECTIONS 14 OR 19 ABOVE, THE PARTIES' RESPECTIVE AGGREGATE LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO THE GREATER OF (i) [*], OR (ii) THE [*] BY SUPPLIER FROM HP UNDER THIS AGREEMENT IMMEDIATELY PRECEDING THE EVENTS GIVING RISE TO THE IMPOSITION OF LIABILITY.

22.     TERMINATION

        22.1 Outstanding Orders. All accepted Orders issued prior to the expiration of this Agreement must be fulfilled pursuant to and subject to the terms of this Agreement, even if the Delivery Dates are after expiration. Upon termination of this Agreement for Supplier's breach, HP may cancel any outstanding Order or require Orders to be fulfilled even if a Delivery Date is after the date of termination. If this Agreement is terminated due to HP's breach, then HP will reimburse Supplier for [*] OEM Product units within the [*] back to Supplier's standard product, as described in Exhibit (A-1) attached hereto. Such reimbursement costs shall specifically [*] used in connection with the customization of OEM Products.

        22.2 Return Of HP Property. Supplier must return all HP Property to HP upon expiration or termination. All such property must be in good condition, normal wear and tear excepted. [*] will determine the [*] for [*] HP will [*]. Otherwise, Supplier will [*].

        22.3 Surviving Provisions. Notwithstanding the expiration or early termination of this Agreement, the provisions regarding Warranties in Article 9, Support in Article 10, Marketing and Licensing in Article 13, Intellectual Property in Article 14, Confidentiality in Article 19, Insurance Requirements in Article 20, Limitation of Liability in Article 21, and the Miscellaneous provisions below will each survive in accordance with their terms.

23.     MISCELLANEOUS

        23.1 Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient specified in Exhibit G. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL

                telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

        23.2 Exhibits. Each Exhibit attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

        23.3 Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint-venturer of or with the other. Nothing in this Agreement precludes either party from independently developing, manufacturing, selling or supporting products similar to the OEM Products.

        23.4 Assignment. Neither party may, directly or indirectly, in whole or in part, either by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other party's written consent, which such consent shall not be unreasonably withheld or untimely delayed. Any attempted assignment, transfer, or delegation without such prior written consent will be void. Notwithstanding the foregoing, HP or its permitted successive assignees or transferees may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent: (1) to any entity controlled by, or under common control with, HP, or its permitted successive assignees or transferees; or (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of HP, or its permitted successive assignees or transferees. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

        23.5 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision. Other than as expressly agreed herein, all remedies of a party provided herein, together with all remedies available at law or in equity, shall be cumulative.

        23.6 Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

        23.7 Publicity. Subject to the terms and conditions of Article 19 above, neither party may publicize or disclose to any third party, without the written consent of the other party, the existence or terms of this Agreement except as required under applicable federal securities laws. In the event that Supplier becomes aware that disclosure is likely to be required by operation of law, Supplier shall promptly provide HP with ample notice and opportunity to seek a protective order. Supplier agrees that in the event that disclosure to the SEC is likely, Supplier will file a request for confidential treatment. Such request for confidential treatment

                            BROCADE/HP CONFIDENTIAL

                will include a request that, at a minimum, Exhibits C, D, F, H, and J to this Agreement be deemed confidential. Without limiting the generality of the foregoing sentence, no press releases may be made without the prior mutual written consent of each party.

        23.8 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

        23.9 Subcontractors and Subsidiaries. Each party unconditionally guarantees to the other party the performance of all obligations by any of its subcontractors and Subsidiaries under the Agreement (including, without limitation, payment obligations), as amended from time to time, or any other obligation of any subcontractors or Subsidiary to the other party, now existing or hereafter arising. If either party's subcontractors or Subsidiary does not perform such obligation, such party shall immediately perform such obligation.

        23.10 Entire Agreement. This Agreement comprises the entire understanding between the parties with respect to its subject matters and supersedes any previous or contemporaneous communications, representations, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

        23.11 Governing Law. This Agreement shall be governed and interpreted according to the laws of the State of New York, exclusive of its choice-of-law provisions.

        23.12 Exhibits. Each of the following Exhibits referred to in this Agreement is incorporated in full in this Agreement wherever reference to it is made:


                      EXHIBIT (A)    OEM PRODUCTS AND SPECIFICATIONS
                              (A-1)  Supplier Product Specifications
                              (A-2) HP Configuration Specification Document (A-3) Packaging
                              (A-4)  Documentation
                              (A-5)  HP OpenView SDK Developers' Guide
                              (A-6)  OEM Product Interoperability Requirements

                      EXHIBIT (B)    ELIGIBLE PURCHASERS &  [*]
                      EXHIBIT (C)    PRICING AND FEES
                      EXHIBIT (D)    MAINTENANCE AND SUPPORT
                      EXHIBIT (E)    HP EQUIPMENT LOAN AGREEMENT
                      EXHIBIT (F)    CONFIDENTIAL DISCLOSURE AGREEMENT
                      EXHIBIT (G)    RECIPIENTS FOR RECEIPT OF NOTICES

                            BROCADE/HP CONFIDENTIAL

                      EXHIBIT (H) HP SUPPLIER QUALITY SYSTEM REQUIREMENTS EXHIBIT (I) HP END USER SOFTWARE LICENSE AGREEMENT EXHIBIT (J) SUPPLIER-MANAGED INVENTORY REQUIREMENT


        AGREED:

        BROCADE COMMUNICATIONS                 HEWLETT-PACKARD COMPANY
        SYSTEMS, INC.

        By:                                    By:
              --------------------------              --------------------------

        Name:                                  Name:
              --------------------------              --------------------------

        Title:                                 Title:
              --------------------------              --------------------------








        BROCADE COMMUNICATIONS
        SWITZERLAND, SARL.

        By:
              --------------------------

        Name:
              --------------------------

        Title:
              --------------------------

                            BROCADE/HP CONFIDENTIAL

[GRAPHIC IMAGE APPEARS HERE]

                                    EXHIBIT A-1 - Supplier Product Specification

HIGHLIGHTS

- The SilkWorm 6400 Integrated Fabric delivers a high-density port, rack-ready solution to drive cost-effective SANs.

- The product simplifies the deployment of large SANs by providing high port density and integrated cable management to facilitate SAN implementation and administration.

- Modular design consists of six switch modules preconfigured in a highly available, networked switch fabric enclosed in a well-designed cabinet.

- The Integrated Fabric is fully networkable for "pay-as-you-grow" migration to larger SAN environments.

- With no single point of failure within the overall Fabric, the SilkWorm 6400 offers a highly available platform for mission-critical SAN-designed applications.

- The product offers proven forward and backward compatibility with all Brocade SilkWorm switches.

- Brocade Fabric Manager(TM) offers a centralized view of the SilkWorm 6400 switch modules to simplify SAN administration and maintenance.

- The included Brocade Fabric OS(TM) provides distributed intelligence for the switch modules.

The SilkWorm 6400 enterprise-class Fibre Channel Integrated Fabric extends the Brocade SilkWorm intelligent storage networking infrastructure for Storage Area Networks (SANs) by providing a cost-effective means of meeting the large-port-count requirements of workgroups and enterprises. The product comprises six integrated switch modules in an enclosure with a removable steel door that represents the latest thinking in industrial design. With preconfigured switch interconnection and management software, the SilkWorm 6400 significantly simplifies the deployment and management of SAN fabrics. The 64 user ports of the SilkWorm 6400 can be managed as a single switch entity in the SAN Fabric. The SilkWorm 6400 Integrated Fabric supports business-critical SAN applications, such as LAN-free backup, server and storage consolidation, remote mirroring and data replication, high-availability clustering configurations, and new SAN-enabled applications such as dynamic storage resource and volume management.

SEAMLESS UPGRADES AND COST-EFFECTIVE MIGRATION

This product provides a seamless upgrade path for customers. The SilkWorm 6400 offers proven backward and forward compatibility with the entire Brocade SilkWorm family. It is fully per-workable in larger SANs, enabling a cost-effective


                                                                SilkWorm(R) 6400
                                 High-Port-Count Fibre Channel Integrated Fabric


[GRAPHIC IMAGE APPEARS HERE]

The SilkWorm 6400
Integrated Fabric

"pay-as-you-grow" migration to more advanced SAN environments while reducing the need to configure and integrate multiple low-port-count switches.

EASE OF CONFIGURATION AND HIGH AVAILABILITY

The integrated design of the SilkWorm 6400 Integrated Fabric accelerates the configuration of the cables and ISL (InterSwitch Link) GBICs (Gigabit Interface Converters) that make up the fabric with 32 pre-installed and wired ISLs and associated cable management. The 64-port SilkWorm 6400 Integrated Fabric delivers high-density connectivity for large SAN fabrics and simplifies the task of designing and building high-availability enterprise SANs.

With the proven reliability of the Brocade SilkWorm family and its integrated fabric foundation, the SilkWorm 6400 modules combine to deliver a SAN fabric with built-in redundancy and no single point of failure within the overall Fabric. Based on Brocade tests, the MTBF (mean time between failures) of the individual components of the SilkWorm 6400 is estimated to be more than 50 years, and the MTTR (mean time to repair) is estimated at less than one hour. The modular architecture of the SilkWorm 6400 Integrated Fabric results in an overall availability greater than 99.999 percent.

                            BROCADE/HP CONFIDENTIAL

SOFTWARE FOR SIMPLIFIED MANAGEMENT

The SilkWarm 6400 Integrated Fabric supports scalability and simplifies management by networking multiple switches under Brocade Fabric OS, the embedded real-time operating system of the industry-leading SilkWarm switch family. This enables heterogeneous device connectivity, automatic data routing and rerouting, self-healing, and scalable connectivity. The product leverages the distributed intelligence in Brocade SANs to enable more feature-rich SAN applications.

The product includes the Brocade Fabric Manager, a portable, Java-based management application that is easy to install on a Windows management station. Fabric Manager makes it easy to view the status of all switch modules, drill down to individual switch modules, and access the Brocade WEB TOOLS GUI (graphical user interface). Brocade Fabric Watch(TM) enables pro-active SAN monitoring and intelligent integration with SNMP Enterprise Management Consoles. The SilkWorm 6400 also offers both hardware- and software-enforced SAN zoning, to give SAN administrators comprehensive control over data. Brocade QuickLoop(TM) provides for connection of legacy Fibre Channel arbitrated loop devices to the SilkWorm 6400 and enables them to participate fully as members of the fabric.

BEST-OF-CLASS PRODUCTS FOR ENTERPRISE SAN FABRICS

- All 64 user parts deliver 100 MB/sec in each direction (full duplex) to meet the most demanding bandwidth requirements for enterprise applications.

- Universal parts automatically determine the part type for a loop, point-to-point devices, or an ISL to provide flexible connectivity with a wide variety of host, storage, and other switch types.

- Buffer-pool management and use of mini-buffers for small frames optimize overall performance.

- Hardware-enforced Brocade Zoning(TM) secures data access among switch parts to prevent unauthorized access to important data.

- Services are distributed across the entire Fabric, which means there is no single point of failure.

INDUSTRY-LEADING RELIABILITY AND SERVICEABILITY

- ISLs are prewired and installed with 32 short-wave-length (SWL) GBICs and cable management harnesses to make the unit easier to install, upgrade, and manage.



[GRAPHIC IMAGE APPEARS HERE]



- GBIC based modular design makes it easy to hot-swap connections quickly. Media may be mixed on the same switch in any combination.

                            BROCADE/HP CONFIDENTIAL

- Highly reliable components, continuous monitoring of environmental components (fan status and temperature), and extremely durable construction all maximize MTBF to reduce service costs.

- POST (Power-On Self-Test) and online diagnostics enable administrators to monitor and test parts while the switch is in operation.

- Per-part statistics help administrators diagnose and isolate problem parts for ease of service. The switch will continue to operate even when individual parts have been removed.

- Embedded port-monitoring facilities automatically disable failing parts and restart them when the problem has cleared, reducing administrative overhead.

- Swappable switch modules in an integrated switch fabric provide redundancy. With host-based failover support, automatic rerouting across switch modules ensures continued operation if one module fails.

- Color-coded ISL cable diagrams and cables, along with the ability to replace a single switch module, reduce service costs and minimize downtime in the event of a failure.

ADVANCED SAN CONTROL AND MANAGEMENT

- The Brocade Fabric Manager software enables the switch to be defined and viewed as a single entity to simplify administration.

- The Fabric OS API (application programming interface) supports feature-rich SAN applications and management capabilities, including VERITAS SANPoint Control.

- Support for industry-standard MIBs (Management Information Bases) enables SNMP (Simple Network Management Protocol)-based interfaces to access switch information.

- Network administrators can manage switch configuration using a command-line interface or the Web-based administrative capability offered by Brocade WEB TOOLS(TM) and Brocade Zoning.

- Self-healing feature enables the fabric to isolate a problem switch module or part and reroute traffic onto alternate paths to ensure availability with enterprise applications.

- Brocade Fabric Watch, a time-based threshold-monitoring feature, allows advanced management of the SAN Fabric, including monitoring of the internal ISLs for congestion.

- Self-learning feature allows the fabric to automatically discover and register host and storage devices.

- Brocade QuickLoop enables enhanced connectivity and management of private devices.

                            BROCADE/HP CONFIDENTIAL

SILKWORM 6400 INTEGRATED FABRIC SPECIFICATIONS

FIBRE CHANNEL STANDARDS

STANDARD       REVISION
FC-AL          Rev. 4.5*
FC-AL-2        Rev. 7.0
FC-FLA         Rev 2.7*
FC-GS-2        Rev 5.3*
FC-FG          Rev 3.5*
FC-PH          Rev 4.3*
FC-PH-2        Rev 7.4*
FC-PH-3        Rev 9.4*
FC-PLDA        Rev 2.1*
FC-SW          Rev 3.3*
FC-VI          Rev 1.5
IPFC           RFC 2625


* Indicates an approved standard

SYSTEMS ARCHITECTURE

FIBRE CHANNEL       64 user ports
PARTS

SCALABILITY         Full Fabric Architecture:
                    239 switches maximum

CERTIFIED MAXIMUM   32 switches, 7 hops. Larger
                    Fabrics certified as
                    required

INTEROPERABILITY    SilkWorm II, SilkWorm
                    Express, or any SilkWorm
                    2000 Family switch

PERFORMANCE         1.0625 Gb/sec line speed,
                    full duplex

SWITCH BANDWIDTH    64 Gb/sec end to end

SWITCH MODULES      Nonblocking

FABRIC LATENCY      <2 (micro)sec within each module,
                    cut-through routing

MAXIMUM FRAME SIZE  2112-byte payload

FRAME BUFFERS       Each switch module contains
                    448 dynamically allocated

CLASSES OF SERVICE  Class 2, Class 3, Class F
                    (InterSwitch Frames)

PORT TYPES          FL_Port, F_Port, and
                    E_Port. Self-discovery
                    based on switch type
                    (U_Port)

DATA TRAFFIC TYPES  Fabric switches support
                    unicast, multi-cast (256
                    groups), and broadcast

MEDIA TYPES         Hot-pluggable,
                    industry-standard GBICs.
                    SWL, up to 500 m (1,640
                    ft). Longwave laser (LWL),
                    up to 10 km (6.2 mi).
                    Passive copper, up to 13 m
                    (43 ft).

FABRIC SERVICES     Simple Name Server,
                    Registered State Change
                    Notification (RSN), Alias
                    Server, multicast); and
                    Brocade Zoning, WEB TOOLS.
                    Fabric Watch, QuickLoop,
                    Extended Fabrics(TM) Remote
                    Switch(TM)

OPTIONS             User port GBICs

MANAGEMENT
MANAGEMENT         Telnet, SNMP, Brocade WEB
                   TOOLS, Brocade Zoning,
                   Brocade SES (optional),
                   Fabric Watch, Extended
                   Fabrics, Remote Switch

MANAGEMENT ACCESS  10/100 Ethernet (RJ-45),
                   in-band over a Fibre Channel
                   (requires Fabric), Fabric
                   Manager

DIAGNOSTICS        POST and embedded
                   online/off-line diagnostics

MECHANICAL SPECIFICATIONS
MOUNTING           Rack mountable in a standard
                   19 in. EIA rack with
                   removable door

ENCLOSURE          Rear panel-to-door airflow,
                   power from rear panel

SIZE               44.5 cm (17.5 in.) width,
                   62.2 cm (24.5 in.) height,
                   62.2 cm (24.5 in.) depth

WEIGHT             81.6-90.7 kg (180-200 lb)

ENVIRONMENT

TEMPERATURE        Operating:
                   10(Degree)C-40(Degree)C
                   (50(Degree)F-104(Degree)F)
                   Nonoperating:
                   -35(Degree)C-65(Degree)C
                   (-31(Degree)F-147(Degree)F)

HUMIDITY           Operating: 5%-85%
                   noncondensing @40(Degree)C

                   (104(Degree)F)

ALTITUDE           *Up to 3,000 m (9,800 ft)

SHOCK              4 G, 11 ms_sine low impulse

VIBRATION          Operating: 5 G, 0-3 kHz
                   Nonoperating: 10 G, 0-5 kHz

POWER

SUPPORTED POWER    Nominal: 100-230 VAC contiguous

RANGE              Operational: 85-264 VAC

FREQUENCY          47-63 Hz

REGULATORY COMPLIANCE

               SAFETY            EMC
CANADA         CSA 950 ICES-003  Class A
UNITED STATES  UL 1950 FCC Part  15 Class A
JAPAN          IEC60950 A4       VCCI Class A
EUROPEAN       EN60950           EN55022 Level A
 COMMUNITY     TUV, NEMKO        EN55082-2
                                 (Immunity)
AUSTRALIA/     AS/NZS 3548

                            BROCADE/HP CONFIDENTIAL

  NEW ZEALAND
INTERNATIONAL  EC 60950          CISPR 22

                            BROCADE/HP CONFIDENTIAL

                                   EXHIBIT A-2

[BROCADE(R) LOGO]

Brocade Communications Systems, Inc.

WWW.BROCADE.COM

Corporate Headquarters       European Headquarters                   Asia-Pacific Headquarters
1745 Technology Drive        400 Thames Valley Park Drive            Level 21, 201 Miller Street
San Jose, CA 95110           Thames Valley Park, Reading             North Sydney, NSW 2060
T 408 487-8000               United Kingdom, RG6 1PT                 Australia
F 408-487-8101               T +44 (0) 118 965 3419                  T +61 2 9025 3766
info@brocade.com             F +44 (0) 118 965 3519                  F +61 2 9521 6995
                             europe-info@brocade.com


(C) 2000 by Brocade Communications Systems, Inc. All Rights Reserved. 10/00 GA-DS-070-00

Brocade, SilkWorm, Extended Fabrics. Remote Switch, Fabric Aware, Fabric CS Fabric Watch. QuickLoop, WEB TOOLS, and Zoning are Trademarks or registered trademarks of Brocade Communications Systems Inc. In the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of and are used to identify, products of services of their respective owners.

Notice: This document is for informational purposes only and does not set forth any warranty expressed or implied, concerning any equipment, equipment feature or service offered or to be offered by Brocade. Brocade reserves the right to make changes to this document at any time without notice and assumes no responsibility for its use. This information document describes features that may not be currently available. Contact a Brocade sales office for information on feature and product availability.

Export or technical data contained in this document may feature on export license from the United States Government.




                                  EXHIBIT (A-2)

                                   EXHIBIT A-2

                     HP CONFIGURATION SPECIFICATION DOCUMENT

This document describes the customizations that BROCADE will perform for HP for the SW-6400 Integrated Fabric product.

PHYSICAL CUSTOMIZATION

The product will conform to HP standard customization requirements including but not limited to the following.

1.      The front door will be painted HP Quartz Gray.
2. Additionally there will be a HP Logo Jewel on the front door, defined, designed and provided by HP.
3. There will be an extra copy of the serial number (numeric and bar code) placed on the rear cover
4.      [*] will provide mounting Rail kit for HP Rose Bowl cabinets.
5. FRUs will not be labeled with HP part numbers, though both packaging and the VPD will have HP numbers. (see below)
6.      The chassis and AC power distribution assembly will remain BROCADE color

VITAL PRODUCT DATA (VPD) CUSTOMIZATION

1.      FRU HP Part numbers

FRU Description       BROCADE#            HP Number           # in full       VPD
                                                              unit
Sw-2250 switch        XBR-000057                                               Y

Front door            XBR-000059                                               N

Rack Mount Kit        XBR-000061                                               N


2.      OEM Identifier: "HP"
3.      Chassis Serial Number: Range provided by HP.
4.      System VPD Model Identifier: "pending final identifier from HP".

SOFTWARE CUSTOMIZATION

5.      Integrated Fabric Model Number: [pending final determination from HP]
6.      Splash screen: Provided by HP
7.      Screen Headers: [pending final determination of HP] AS MUTUALLY AGREED.
8.      Create Fabric Manager agent for SAN management device manager.
9.      Help screens to be consistent with HP branding as mutually agreed.

PACKAGING

        10. FRU Packaging Labeling: FRU packing material will be labeled with the HP part members and the BROCADE part number.

        11. Unit Packaging Labeling: Units will be shipped in the standard brown shipping box. without BROCADE identification on the box. HP product identification will be placed outside the box in much the same




                                  EXHIBIT (A-2)
        manner as the FRU labeling. HP, for field installed units, may provide and apply HP color stickers to packaging.


DOCUMENTATION

Documentation [*] covered in reference A-4.

ENVIRONMENTAL/TRANSPORTATION REQUIREMENTS

The following is a summary of HP's internal environmental specifications for our products. It is expected that these tests or ones that provide the same results are performed on the product being considered. A joint effort where possible, will be used to complete the following tests. HP will be responsible for any tests not able to be completed by Supplier. Supplier has indicated their test specifications below as a reference point. For details on the testing, contact HP Quality Engineering.

                                                       SPECIFICATION
THERMAL MAPPING           TEMPERATURE PROFILE           [*]


TEMPERATURE               OPERATING                     [*]


                          NON-OPERATING [*]             [*]


TEMPERATURE                [*]                          [*]
STRESS



HUMIDITY                  OPERATING                     [*]


                          NON-OPERATING                 [*]


ALTITUDE                  OPERATING                     [*]


                          NON-OPERATING                 [*]


                                                        SPECIFICATION
VIBRATION                SINE SWEEP SURVIVAL  [*]       [*]                         [*]
All axes to be tested
                         RANDOM SURVIVAL                POWER SPECTRAL DENSITY      [*]

                                                        [*]

                                                        [*]

                                                        [*]

                                                        [*]




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (A-2)
                                   Page 3 of 5

                         RANDOM OPERATING             POWER SPECTRAL DENSITY      [*]


                                                       [*]

                                                       [*]

                                                       [*]

                                                      SPECIFICATION
SHOCK                    OPERATING                    [*]

                         END USE HANDLING             [*]
                         [*]

                         TRANSPORTATION (3)           [*]                         [*]
                         [*]

                                                      SPECIFICATION
SHIPPING CARTON          VIBRATION                    [*]                         [*]
PERFORMANCE              [*]
[*]

                                                      [*]

                         SWEPT SINE                   [*]                         [*]
                         [*]
                         [*]
                         SHOCK                        [*]                         [*]

                         [*]

                                                      SPECIFICATION
ELECTOSTATIC                                                  [*]                 [*]
DISCHARGE                                                                         [*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (A-2)
                                   Page 4 of 5

                                                       SPECIFICATION


POWER LINE:               VOLTAGE AND FREQUENCY        [*]
OPERATING (4)

                          INRUSH CURRENT               [*]

                          TOTAL HARMONIC DISTORTION    [*]

                          TRANSIENT SURGE              [*]

                          SURGE                        [*]

                          SAG                          [*]

                          DROP OUT                     [*]

                          TRANSIENT                    [*]

                          CHATTER TEST                 [*]

                          ON/OFF POWER-CYCLING         [*]

                          BROWN OUT AND RECOVERY       [*]

                          LINE CYCLE DROPOUT           [*]

                                                       SPECIFICATION

 MARGIN TESTS             LIMIT EXPLORATION            [*]
                           [*]

Notes:
-----

(1)     [*]
(2)     [*]
(3)     [*]
(4)     [*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (A-2)
                                   Page 5 of 5

                            BROCADE/HP CONFIDENTIAL

                                  EXHIBIT (A-3)

                       OEM PRODUCT PACKAGING INSTRUCTIONS

1.0     PACKAGING STANDARDS:

        - Brocade to comply with all HP standard packaging and labeling requirements.

2.0     TOOLS REQUIRED:

        - Brocade to inform HP of any tools required for product packaging.

3.0     REFERENCE DOCUMENTS:

        - Brocade to inform HP of any reference documents required for product packaging such as quality assurance and cosmetic requirement documents (ISO documentation).

        - Brocade to provide HP with packaging design specifications/drawings for the SW 6400.

        -       Unpacking and Installation Guide (see attached).

4.0     PRODUCT ASSEMBLY:

        - Brocade to provide HP with their product assembly requirements demonstrating ISO standards compliance.

        -       Brocade to provide HP with final packaging pictures for the SW
                6400,

(Note: Exhibit A-3-1 follows immediately after this page.)



                                  EXHIBIT (A-3)
                                   Page 1 of 1

                            BROCADE/HP CONFIDENTIAL

                                 EXHIBIT (A-3-1)


[BROCADE(R) LOGO]

                                                                SILKWORM(R) 6400

                                                                QUICKSTART GUIDE

COPYRIGHT

(C)2001 Brocade Communications Systems. Incorporated.

ALL RIGHTS RESERVED.

Brocade, Silk Worm, Silk Worm Express, Fabric OS, Fabric Watch, QuickLoop, and the Brocade logo are trademarks or registered trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries.

All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services or their respective owners.

Notice: This document is or informational purposes only and does not set forth any warranty, express or implied, concerning any equipment, equipment feature, or service offered. Brocade reserves the right to make changes to this document at any time, without notice, and assumes no responsibility for its use.

Export of technical data contained in this document may require an export license from the United States Government.

                                                Publication Number 53-0000112-01

                            BROCADE/HP CONFIDENTIAL


SilkWorm 6400 QuickStart Guide

UNPACKING AND INSTALLING THE SILKWORM 6400
--------------------------------------------------------------------------------

Use this procedure to unpack and install a SilkWorm 6400 Integrated Fabric.

        NOTE: After unpacking and installing the SilkWorm 6400, the SilkWorm 6400 will need to be configured. Refer to the SilkWorm 6400 Product Guide, Publication Number 53-0000109-01 for configuration information, as well as all mechanical and software information.

INSTALLATION CONSIDERATIONS AND SAFETY GUIDELINES

                      ----------------------------------------------------------
                      WARNING The SilkWorm 6400 Integrated Fabric weighs approximately 200 pounds. Use proper handling and lifting equipment, such as a hydraulic lift, to reduce the possibility of injury or product damage.
                      ----------------------------------------------------------

        The SilkWorm 6400 is a high-port count integrated fabric comprised of six switch modules in a rack mountable chassis.

               - If installing the SilkWorm 6400 in a closed or multi-rack assembly, ensure the air temperature measured inside the SilkWorm 6400 chassis door does not exceed 40 degrees C during operation.

               - Ensure the airflow available to the switch fabric is at least 300 cfm (cubic feet per minute).

               - Verify that the fully-loaded chassis does not unbalance the rack or exceed the rack's mechanical limits, with all six SilkWorm 2250 switches secured in the chassis as well as with one switch partially extended out of the chassis.

               - Verify the supply circuit, line fusing, and wire size are adequate according to the electrical rating on the switch nameplate.

               - Verify that all equipment installed in the rack has a reliable branch circuit ground connection.

               - It is strongly recommended that the EIA Rack be mechanically secured to prevent tipping over in an earthquake.

REQUIREMENTS

               TIME REQUIRED

                      Approximately 45 minutes.

               ITEMS REQUIRED

                      -      SilkWorm 6400.

                      -      #2 Phillips screwdriver.

                      - 30 inch deep rack space, 14 rack units high, and 19 inches wide.

                      -      Six power outlets, one for each switch.

                      -      A hydraulic lift.

Publication Number 53-0000112-01           BROCADE Confidential              2-5




                                 EXHIBIT (A-3-1)
                                   Page 1 of 4

SilkWorm 6400 QuickStart Guide

UNPACKING THE SILKWORM 6400

1.      Unpack the SilkWorm 6400.

        a. After opening the shipping crate, remove the packaging wrapped around the SilkWorm 6400.

        b.  Remove the screws holding the SilkWorm 6400 to the pallet.

INSTALLING THE SILKWORM 6400 IN THE RACK

               -----------------------------------------------------------------
               WARNING The SilkWorm 6400 weighs approximately 200 pounds, and requires a hydraulic lift to move it safely. Move the chassis slowly and carefully, and continue supporting it until it is verified as correctly positioned on the shelf and fastened in the rack.
               -----------------------------------------------------------------


        2. Use the supplied Rack Mount Rail Kit to create a "shelf" in the EIA rack for the SilkWorm 6400 chassis, and to install all chassis mounting brackets. See Figure 1-1, Installation of the SilkWorm 6400 in a Rack, for illustration of the following steps a-b.



Publication Number 53-0000112-01        BROCADE Confidential                 3-5




                                 EXHIBIT (A-3-1)
                                   Page 2 of 4

SilkWorm 6400 QuickStart Guide

        a. Attach both the left and right Rack Mount Brackets (Items 1 and 2) to the EIA rack, so that they provide a shelf-like surface for the chassis to rest on; attach the brackets using 1/4-20 x .5 inch Phillips Head Screws (Item 6, quantity 12). Tighten the screws to a torque of 40 inch-pounds.


[GRAPHIC IMAGE APPEARS HERE]


FIGURE 1-1 Installation of the SilkWorm 6400 in a Rack


   ITEM 1      Left Rack Mount Bracket               ITEM 2   Right Rack Mount Bracket
   ITEM 3A     Upper Rack Mount Bracket, 2-Piece     ITEM 3B  Upper Rack Mount Bracket, 2-Piece
                                                              (L-shaped)
   ITEM 4      8-32 x 5/16 inch Flathead Screws      ITEM 5   10-32 x .63 inch Phillips Panhead
                                                              Screws
   ITEM 6      1/4-20 x .5 inch Phillips Panhead     ITEM 7   10-32 Retainer Nuts
               Screws
   ITEM 8      Left and Right Front Mounting         ITEM 9   10-32 x 3/8 Phillips Panhead Screws
                   Brackets


        b. Position the 10-32 Retainer Nuts (Item 7, quantity 4) on the front of the EIA rack, as shown in Figure 1-1. These nuts can be repositioned later, but must be installed on the EIA rack before the chassis is installed.

        3. Attach Item 3A. Upper Rack Mount Bracket, to the chassis using 8-32 x 5/16 inch Phillips Flathead Screws (Item 4. quantity 4 per bracket). Position the slotted holes toward the rear of the chassis. See Figure 1-1 for right and left bracket location.




                                 EXHIBIT (A-3-1)
                                   Page 3 of 4

SilkWorm 6400 QuickStart Guide

4. Use a hydraulic lift to raise the chassis, then slide the chassis onto the two shelf-like Rack Mount Brackets, ensuring that the chassis is set evenly and lined up on both brackets.

5. From the back of the EIA rack, attach the two L-shaped Upper Rack Mount Brackets (Item 3B) to Item 3A, using 10-32 x 3/8 inch Phillips Panhead Screws (Item 9, quantity 4 per bracket).

6.      Secure the chassis in the rack.

        a.  Position two of the 10-32 x .63 inch Phillips panhead screws (Item
            5) in the holes of the right L-shaped Upper Rack Mount Bracket (Item
            3B) and the matching holes in the EIA rack, and tighten to 25 inch-pounds.

        b.  Position two of the 10-32 x .63 inch Phillips Panhead Screws (Item
            5) in the holes of the left L-shaped Upper Rack Mount Bracket (Item
            3B) and the matching holes and retainer nuts in the rack, and tighten to 25 inch-pounds.

        c. Position two 10-32 x .63 inch Phillips panhead screws (Item 5) in the holes of the right Front Mounting Bracket (Item 8, right side) and the matching holes and retainer nuts in the rack, and tighten to 25 inch-pounds.

        d. Position two 10-32 x .63 inch Phillips panhead screws (Item 5) in the holes of the left Front Mounting Bracket (Item 8, left side) and the matching holes and retainer nuts in the rack, and tighten to 25 inch-pounds.

        7. Connect each of the six power cables to a power source. Route one cable per channel through each of the six channels under the switches, and plug each cable into the power connector of the corresponding switch. Verify that each power cable is firmly seated in the power connector.

        NOTE: Each time the switch is powered on, it automatically performs a POST (Power On Self Test), which takes approximately two minutes and is complete when LED activity stops.

THE SILKWORM 6400 INSTALLATION IN NOW COMPLETE.

At this point, the SilkWorm 6400 will need to be configured. For configuration instructions, as well as operating and maintenance information, refer to the SilkWorm 6400 Product Guide, Publication Number 53-0000109-01.

Publication Number 53-0000112-01           BROCADE Confidential             5-5


                                 EXHIBIT (A-3-1)
                                   Page 4 of 4

                             BROCADE/HP CONFIDENTIAL

                                  EXHIBIT (A-4)

                                  DOCUMENTATION

PRODUCT DOCUMENTATION: [*], AND DISTRIBUTION

Supplier will provide to HP an electronic master copy of Supplier's standard documentation made generally available for the Products, using the FrameMaker on an HP FTP site. It is an express condition to the timely release of the OEM Products that all applicable documentation be timely submitted by Supplier to HP in acceptable format and content. Such documentation will include, but is not limited to, planning, installation, operation, and service and user guides, as appropriate. Supplier retains ownership of all such customized documentation performed by Supplier. Any costs associated with the preparation of the [*] Product documentation are set forth in this Agreement. Supplier shall provide HP with master copies of the documentation in both hard copy and electronic form. Except as otherwise provided and subject to the retention of all copyright notices and/or confidentiality legends, HP shall have the right to [*] for use internally by its employees and Resellers. HP shall have the right to [*] supplied to it by Supplier. HP shall provide Supplier with a [*], and Supplier agrees to [*] of any release within [*] of receipt of such [*]. Further, HP shall have the right to [*] to its Resellers and End Users Customers. Such license shall continue [*] after the date of last shipment by HP of the Products purchased under this Agreement. If HP [*] into the Documentation, then Supplier shall have [*].

PRODUCT AND DOCUMENTATION

1. PRODUCT DOCUMENTATION. As stated in this Agreement, Supplier will prepare for HP and provide standard documentation made generally available for the Product(s) [*].

2. OTHER DOCUMENT REQUESTS.

        2.1 CD Manual Files. If requested, [*] Suppliers generally available CDs with manual text files will be supplied [*]. Please specify the manuals and indicate the preferred file format desired. (PDF and FrameMaker 5.5 source files). [*] of each manual may be ordered for each revision level.

        2.2 Illustrations. Upon request, [*] of each [*] used in the Manual(s) will be provided [*] when text files of each manual are ordered. These files will be provided in both .cdr and .bmp formats.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (A-4)
                                   Page 1 of 1

                             BROCADE/HP CONFIDENTIAL

                                  EXHIBIT (A-5)

                       HP OPENVIEW DEVELOPERS' GUIDE - SDK

This Exhibit (A-6) incorporates by reference the publication issued by HP and generally known as "HP OpenView Storage Area Manager Developer's Guide, Edition 1200," a copy of which Supplier acknowledges receipt from HP prior to or on the Effective Date of the Agreement.




                                  EXHIBIT (A-5)

                             BROCADE/HP CONFIDENTIAL

                                  EXHIBIT (A-6)

                      HETEROGENEOUS SWITCH INTEROPERABILITY

During the Term of this Agreement and any extension(s) thereto, and upon written request from HP, Supplier and HP shall use [*] to achieve mutually agreed switch fabric interoperability between Supplier's [*] and [*] switch products from [*]. (Note: all current switch interoperability testing performed by Supplier to date has been done with the [*] product in [*] only. Any new switch platforms to be tested that are not specified in Attachment (A) to this Exhibit (A-6) will require HP to obtain such equipment for all labs involved in the interoperability development.) In furtherance of the objectives under this Exhibit (A-6), HP and Supplier further agree to:

        1. Evaluate Supplier's then-currently available firmware for standards-compliant interoperability capability;

        2. Review HP-completed test results for the following configurations set forth in Attachment (A) of this Exhibit (A-6) and mutually establish defined configurations substantially derived from the baseline configurations set forth in Attachment (A) to this Exhibit (A-6). Supplier will support such configurations according to the provisions of Exhibit (D) of the Agreement.

        3. Continue to add mutually agreeable and feasible configurations/functions to be qualified and supported.

        4. Mutually establish a test plan, including equipment, resources required (people, etc.) and milestones/timelines for future supported configurations.

        5. Mutually establish a communication and program management plan to address operational issues and status updates in a timely manner.

Supplier will retain responsibility to comply with the FC-SW2-Rev4.8 standard and FC-MI Rev 1.5 Technical Report Section 7 (Fabric Behaviors) which identify the areas of Supplier's required compliance including, but not limited to, the following functions:

        1.  [*]

        2.  [*]

        3.  [*]

        4.  [*]

        5.  [*]

Any unique development requested by HP to facilitate interoperability with other third party providers will be based on joint specification and endorsement by all interested parties and prioritized considering implementations to be included in any resulting future standard. Supplier will have [*] testing, test results, or resulting changes to Supplier's products, and will have [*] OEM products or firmware to fix problems reasonably determined by both HP and Supplier to be the responsibility of any unaffiliated third party. HP acknowledges that it has [*] to ensure similar cooperation to facilitate this tripartite interoperability effort.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (A-6)
                                   Page 3 of 7

Supplier and HP shall review current HP test results from the configurations set forth in Attachment (A) to this Exhibit (A-6), and will mutually establish defined configurations substantially derived from those baseline configurations designated in Attachment (A). Supplier will [*] such mutually defined configurations. Subject to completion of steps 1 through 5 listed above and mutually agreeable validation test results, Supplier will [*] HP on the mutually defined configurations within [*] of the Effective Date of this Agreement. Additionally, program teams from Supplier and HP will continue to [*] configurations and test plans. The first joint program team meeting shall occur within [*] of the Effective Date of this Agreement and shall include
Vice President and Director level attendees from both Supplier and HP.


*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                            BROCADE/HP CONFIDENTIAL

                                   EXHIBIT (B)

                            ELIGIBLE PURCHASERS & [*]


ELIGIBLE PURCHASERS:

HP [*] COMPUTER
[*]
[*]
[*] Germany

HEWLETT-PACKARD COMPANY
[*].
[*] CA  [*]

HP GLOBAL SUPPORT LOGISTICS
PRODUCT SUPPORT DIVISION
[*]
[*] CA  [*]
--------------------------------------------------------------------------------
[*]  LOCATIONS:

EUROPEAN REGION  [*] :
[*]
[*]
Germany

NORTH AMERICAN REGION  [*]
Hewlett-Packard Company
[*] -
[*] CA   [*]


*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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     OMITTED PORTIONS.



                                   EXHIBIT (B)
                                   Page 1 of 1

                             BROCADE/HP CONFIDENTIAL

                                   EXHIBIT (C)

                                PRICING AND FEES

OEM PRODUCT PRICING.

        Subject to the terms and conditions of the Agreement, [*] made available by Supplier to HP, as set forth in this Agreement and more particularly described in Exhibit (A), are as set forth below.

        All prices listed below are in United States Dollars (USD) and are [*]. All OEM Product pricing herein is subject to the terms and conditions of this Agreement and more particularly those of this Exhibit (C). [*]

BROCADE OEM SOFTWARE PRODUCTS TERMS AND CONDITIONS.

        Silkworm 6400 OEM Product Orders. All Silkworm 6400 OEM Product units purchased under this Agreement shall include [*] as described herein [*].

        No Distribution Obligation. Notwithstanding anything to the contrary herein, [*] in new purchase orders is expressly subject to the provisions of
Section 13.1 (Marketing and Distribution) of this Agreement.

        All Other Software License Fees. For the Term of this Agreement and any extension(s) thereof, Supplier will provide to HP [*] for use in conjunction with OEM products provided by Supplier [*] will be released to HP [*]. Supplier shall provide such copies and/or required [*] of the Software listed in this Section in [*].

        Security Software. If or when this Software product is offered to any of [*], Supplier will [*] to HP at [*].

        Internal-use Copies. [*] shall be due for copies of the Software used by HP for [*]

        Software Delivery. All Software provided by Supplier under this Agreement shall be offered to HP [*]

        Software Licenses. All Software license OEM Products listed in this Exhibit (C) shall include HP's right to [*] will be due for any package item subsequently [*].

        SILKWORM 6400 AGGREGATOR FC SWITCH OEM PRODUCT PRICING.

        HP PART DESCRIPTION: HP Surestore FC-6400 (64-Port Fibre Channel Fabric Switch)

        SUPPLIER MODEL NO. / DESCRIPTION: [*]




*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                                   EXHIBIT (C)
                                   Page 1 of 3

[*]                                         HP PURCHASE PRICE

[*]                                         [*]

[*]                                         [*]

[*]                                         [*]

[*]                                         [*]


BROCADE FABRIC SOFTWARE OEM PRODUCT PER-COPY FEES.

        HP PART DESCRIPTION: [HP private-label name pending]

        SUPPLIER MODEL NO. / DESCRIPTION: [*]

HP per-license fee:                             [*]


        HP PART DESCRIPTION: [HP private-label name pending]

        SUPPLIER MODEL NO. / DESCRIPTION: [*]

HP per-license fee:                             [*]


        HP PART DESCRIPTION: [HP private-label name pending]

        SUPPLIER MODEL NO. / DESCRIPTION: [*]

HP per-license fee:                             [*]


        HP PART DESCRIPTION: [HP private-label name pending]

        SUPPLIER MODEL NO. / DESCRIPTION: [*]

HP per-license fee:                             [*]


FRU OEM PARTS.

        All FRU pricing listed below shall be effective beginning on the Effective Date of the Agreement [*]

        FRU OEM PARTS (FOR BR-6400 OEM PRODUCT):

        SUPPLIER MODEL NO. / DESCRIPTION: [*]



*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                                   EXHIBIT (C)
                                   Page 2 of 3

[*]                                              HP PURCHASE PRICE

[*]                                              [*]

[*]                                              [*]

[*]                                              [*]

[*]                                              [*]


SUPPLIER MODEL NO. / DESCRIPTION: [*]

[*]                                              HP PURCHASE PRICE

[*]                                              [*]

[*]                                              [*]

[*]                                              [*]

[*]                                              [*]


SUPPLIER MODEL NO. / DESCRIPTION:  [*]

[*]                                             HP PURCHASE PRICE

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]


SUPPLIER MODEL NO. / DESCRIPTION: [*]

[*]                                             HP PURCHASE PRICE

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]


SUPPLIER MODEL NO. / DESCRIPTION: [*]

[*]                                             HP PURCHASE PRICE

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]


SUPPLIER MODEL NO. / DESCRIPTION: [*]

[*]                                             HP PURCHASE PRICE

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]

[*]                                             [*]



*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                                   EXHIBIT (C)

                             BROCADE/HP CONFIDENTIAL

                                   EXHIBIT (D)

                             MAINTENANCE AND SUPPORT

- GENERAL TERMS:

        - SCOPE: Supplier will provide maintenance and support services to HP as specified in these Support Terms to allow HP to provide effective service to end-user customers ("Customers") of the Product. Unless otherwise agreed, HP will serve as the primary support contact with Customers, and Supplier shall have no direct end-user customer support obligations except as otherwise provided herein. The obligations of each party are specified below.

        - DEFINITIONS: The following capitalized terms will have these meanings when used in these Support Terms:

            - "ACTION PLAN" means the initial plan to be created and implemented by Supplier in response to an HP Problem Resolution or Escalation request. At a minimum, the Action Plan must contain the following:

                [*]

            - "ESCALATION" is the process described in ARTICLE 4 below through which HP declares that a Customer situation requires immediate action. Under this process, the nature and severity of the problem is raised in each party's organization and additional resources are allocated as specified in these Support Terms toward solving the problem.

            - "FIX" means a change in a Product that removes a problem in that product. A Fix must be designed and tested so that it can be distributed to all Customers. A Fix may be temporary or permanent. A temporary Fix may be a patch or bug fix that temporarily modifies a Product or any software in the product without rebuilding that product. A permanent Fix provides a permanent solution to the problem, agreed upon by both HP and the Supplier.

            - "PROBLEM RESOLUTION" is the process described in ARTICLE 3 below through which HP submits a Request for Technical Assistance to notify Supplier when a problem (such as a fault or defect) is suspected in a Product. Under this process. HP confirms the problem diagnosis with Supplier, and the parties cooperate to resolve the problem.

            - "SUPPORT INFORMATION" means Product Service Information and a Knowledge Data Base of known problems related to Supplier's support of Products.

            - "STATUS UPDATE" means Supplier's summary of the problem, describing the possible cause and the incremental work to be performed to reach resolution, including the Action Plan and the availability date of a Fix.

            - "TECHNICAL ASSISTANCE" is the process described in Article 2 below through which HP obtains assistance from Supplier in the support of Customers. Technical Assistance includes the


*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                                   EXHIBIT (D)
                                   Page 1 of 9
                exchange of information, such as product configuration, product operation, or other necessary answers or assistance to support questions.

            - "TRACKING, SYSTEM" means an electronic database to be maintained by the parties for updating and communicating information pertaining to Service Requests, Technical Assistance, Problem Resolution and Escalation. The particular type of Tracking System will be mutually determined, as more particularly described in Section 1.7 below.

            - "WORKAROUND" means a temporary solution or temporary Fix that restores operational capability for the Product, without severely compromising the performance of that product, until a permanent Fix is available. A Workaround can be a change in the configuration or a change in Customer documentation.

            - "PRODUCTS" means the products listed in Exhibit (A) of the Agreement to which this Exhibit is attached, including all related Documentation. Software licenses and media, Parts, and other deliverables provided pursuant to the Agreement.

        - GENERAL OBLIGATIONS: Each party agrees to the following general terms:

            - For each Product, Supplier will provide a product support plan incorporating HP's support planning processes and support recommendations.

            - Unless expressly authorized under these Support Terms, neither party will commit resources of the other to Customers.

            - Both parties will provide such information to each other as is needed to implement these Support Terms, subject to the confidentiality and licensing provisions of this Agreement. Unless otherwise specified, all such information will be used by the other party solely for its internal use to fulfill its obligations under these Support Terms.


                [*]

                [*]

                [*]

                [*]

                [*]

*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                                   EXHIBIT (D)

                    [*]

                    [*]

            - STRATEGIC AND TECHNICAL SUPPORT CONTACTS: Supplier and HP have each designated in Appendix I a Strategic Support Contact and a Technical Support Contact, which may be one and the same person. The Strategic Support Contacts will be the focal points for general relationship and process issues and will be responsible for managing the overall relationship of the parties. The Technical Support Contacts will be the focal points for Customer technical issues, including Technical Assistance, Problem Resolution and Escalation. Technical and Strategic Support Contacts may be changed at any time upon written notice to the other party.

            - STATUS REVIEW MEETINGS: Supplier and HP Strategic Support Contacts or their designees will meet on a regular basis for the purpose of reviewing the effectiveness of their support relationship, suggesting changes, implementing improvements and sharing technical information. Meetings will take place at least [*] in the [*] of the Agreement, and at least [*] thereafter.

            - COMMUNICATIONS BETWEEN PARTIES: Any support-related communications required or permitted to be given under these Support Terms will be made by telephone, or by electronic mail ("e-mail") in a standard format agreed to by the parties, to the appropriate contact.

            - PROBLEM TRACKING SYSTEM: The parties agree to implement and maintain a problem tracking database (the "Tracking System") for inputting, accessing and updating information on Requests for Technical Assistance, Problem Resolution and Escalation.

            - RESPONSE TIMES: Supplier agrees to respond to HP requests for Technical Assistance, Problem Resolution and Escalation as soon as possible after receipt of the request, but in no event later than the response times specified in Appendix II to these Support Terms, in accordance with the problem classification listings in that Appendix.

        -   TECHNICAL ASSISTANCE:

            -   HP REQUEST FOR TECHNICAL ASSISTANCE.

                - When making a request for Technical Assistance, HP will provide the following information to Supplier: (a) description of the situation; (b) the HP assigned call classification and the HP identification number; and (c) the call back phone number if different from the Technical Support Contact phone number listed in Appendix I.

                    -   COLLECT THE FOLLOWING INFORMATION FOR ANALYSIS:

                        [*]

-                       -  [*].



*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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                                  EXHIBIT (D)
                                  Page 3 of 9

                    - PROVIDE INFORMATION FOR BROCADE TO BE ABLE TO REPRODUCE THE PROBLEM: Step-by-step procedure(s) used to recreate the problem, if possible.

                    -   SYSTEM CONFIGURATION INFORMATION:

                        - HOST: All OS platforms and versions; HBA type and driver version

                        -   HOST Applications: List

                        - STORAGE: Disk or tape subsystem type (i.e: RAID, JBOD, public, private, DLT, etc.), manufacturer and firmware version.

                        -   Storage management software and applications

                        - SWITCH TOPOLOGY: Describe the network configuration. Provide SAN diagram if possible.

                        -   Is the switch in a cascaded or meshed environment?

                        - How many switches are in the configuration? Of what types?

                        -   How are the switches zoned?

                        - Are there parallel fabrics? Dual host, storage connections

                        - Are there any third-party switches linked in the fabric?

                        -   Are there any arbitrated loop devices connected?

                        - Are any bridges, gateways, or routers connected? To what?

                - Effective as of the date of [*] of the Product, Supplier will make its Technical Support Contacts available to receive Technical Assistance requests from HP through the supplier's designated toll-free telephone number, designated e-mail address, ___________, or designated web site, ____________. The supplier shall provide technical support to HP Support as set forth in this Agreement [*]

                - Supplier will take all necessary steps to resolve the Technical Assistance request and provide HP with the resolution and all available information as soon as it is available but no later than the response times specified in Appendix II.

                - HP agrees that the support engineers that contact Supplier for Technical Assistance have previously received a substantial level of training on the Product.

            -   TECHNICAL ASSISTANCE RECORDS:
                Supplier will keep a record of all Technical Assistance requests in Supplier's Tracking System and update their current status. As soon as possible after final resolution, Supplier will input a detailed description of the "Technical Assistance request and resolution in Supplier's Tracking System.

                - TECHNICAL ASSISTANCE RECORDS WILL INCLUDE, AT A MINIMUM. THE FOLLOWING INFORMATION:

                    - HP tall identification number and Supplier call tracking number.

                    -   Date of initial call to the supplier.

                    -   Names of call participants.

                    -   Times and dates of subsequent calls to HP

                    - Model, version and serial number of Product(s) involved; and version of operating system involved.

                    -   Problem Description (Symptoms) as provided by HP.

                    -   Root Cause(s) as provided by the supplier

                    - Recommended Corrective Action(s) Alternatives and Priorities (Steps taken to diagnose and remedy the problem.) provided by the supplier.

                    -   Any Action Plan(s) required for follow-up or resolution.

                    -   Date of resolution.


*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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     OMITTED PORTIONS.


                                  EXHIBIT (D)
                                  Page 4 of 9

            - CLOSING TECHNICAL ASSISTANCE REQUEST: After a Technical Assistance request is resolved and the resolution information is communicated to HP and documented in the Tracking System, HP will contact Supplier to close the request.

            - WEEKLY TECHNICAL ASSISTANCE REPORT: The Supplier will provide a weekly technical report covering all problems received from HP during the current week, all problems still open from previous weeks including the original date forwarded to the Supplier, current status of each problem, categorization of problems and resolutions, and problem metrics including average response time and number of escalations. Note: Problems include both Problem Resolution Requests (paragraph 3) and Escalations (paragraph 4).

        -   PROBLEM RESOLUTION:

            -   REQUESTING PROBLEM RESOLUTION SERVICE:

                - HP will receive defect reports, inquiries and problem calls about Products from HP's Customers. If HP is unable to resolve a problem after Technical Assistance and after reasonable efforts, HP may provide Supplier a Request for Technical Assistance.

                - When making a Request for Technical Assistance, HP will provide the following information in addition to the HP-provided information as identified and listed in Section
                    2.1.1 & 2.2.1 above:

                    - Description of diagnostic work performed and data collected by HP.

                    - Action being requested (e.g. remedying or assisting in isolating the fault)

                    - Problem classification pursuant to the definitions in Appendix II.

            -   PROBLEM RESOLUTION PROCESS:

                - After Supplier receives a Request for Technical Assistance, it will acknowledge receipt and then acknowledge HP's diagnosis of the problem. When it is mutually deemed necessary, [*] contact may be established. Supplier will recommend appropriate corrective action(s) on the Request for Technical Assistance to resolve the problem as soon as possible, but in no event later than the response times specified in Appendix II, according to the classification of the problem.

                - In the event that neither HP nor Supplier is able to isolate and resolve a Critical or Serious situation. HP may request that Supplier assist HP in dialing into the Customer's system directly to assist HP in analyzing and troubleshooting the problem. Supplier will provide any necessary diagnostic tools to troubleshoot the problem on site. HP will provide Supplier access through telnet or web tools. If the problem is mutually deemed to require Supplier on-site presence in order to diagnose and isolate a problem, the Supplier will provide technical assistance on-site (see paragraph 4 - Escalation).

                - SUPPLIER WILL PROVIDE AN ACTION PLAN WITHIN THE RESPONSE TIMES LISTED IN APPENDIX II; based on HP's classification of the problem. An Action Plan may require Supplier to: (a) reprioritize its other activities in order to meet the commitment to solve a Customer problem; (b) increase resources to address the problem; (c) assist HP with remote dial into a Customer system for direct observation; (d) assist HP with on-site analysis.

                - SUPPLIER WILL NOTIFY HP UPON RESOLUTION OF THE PROBLEM: or upon the availability of a Fix or Workaround. If a permanent resolution cannot be achieved within the response times



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                                  EXHIBIT (D)
                                  Page 5 of 9
                    specified in Appendix II, Supplier will notify HP of any modification to the original Action Plan and the anticipated availability of a permanent problem resolution.

                - Supplier will enter in the Supplier's Tracking System all Status Updates, Action Plans and other communications requested by HP's Technical Support Contact. Supplier may request additional information from the HP Technical Support Contact in order to meet the response times specified in Appendix II.

            -   PROBLEM RESOLUTION RECORDS:

                - Supplier will keep records of all Requests for Technical Assistance in the Suppliers Tracking System and update their current status. Supplier will also be responsible for accessing, reviewing, and updating defect information related to the Products. The Supplier will provide a weekly report as referenced in paragraph 2.4.

                - PROBLEM RESOLUTION RECORDS WILL INCLUDE, AT A MINIMUM, THE ITEMS LISTED IN SECTIONS 2.1.1, 2.2.1. AND 3.1.2 ABOVE ALONG WITH THE FOLLOWING INFORMATION:

                    -   Summary of the problem as finally diagnosed.

                    -   Detailed description of the root causes and symptoms.

                    -   Actions taken to resolve the situation.

                    -   Date of Problem Resolution request and Final resolution.

                    - Likelihood of problem recurring and recommended action in the event of a recurrence.

                    - Supplier and HP Service Request numbers for cross reference purposes.

                    - Fix or Workaround implemented and how and when available.

                    -   Tests performed on the Fix or Workaround.

                    - If only temporary Fix or Workaround is available, the Action Plan for Permanent Fix.

            -   CLOSING PROBLEM RESOLUTION REQUEST:

                - After problem resolution has been communicated to HP and verified by agreement of HP and the Customer, HP will notify Supplier that HP is closing the Problem Resolution and Request for Technical Assistance.

        -   ESCALATION:

            -   REQUESTING AN ESCALATION:

                - If HP determines that [*] are needed to resolve a Customer situation or to [*] may request an Escalation. Supplier will cooperate with HP by following the Escalation procedures set forth below.

                - WHEN REQUESTING ESCALATION, in addition to the HP-provided information required under Problem Resolution in Sections 2.1.l, 2.2.1, and 3.1.2 above, HP will provide:

                    -   Caller's location.

                    -   Any currently installed Fixes or Workarounds.

                    -   Reason for escalation.

                    -   Steps taken to resolve problem.


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                                  EXHIBIT (D)
                                  Page 6 of 9

                    - Any Requests for Problem Resolution issued with respect to the problem.

                - RESPONSE TO ESCALATIONS: Supplier will continue to cooperate with HP until the Escalation is resolved, or until HP and Supplier mutually agree that all reasonable means of resolution have been exhausted. Effective as of the date of first customer shipment, Supplier will respond to an Escalation from HP [*].

                - ESCALATION PROCESS: HP's Technical Support Contact may contact Supplier's Technical Support Contact to request Escalation. HP will follow-up by e-mail with any additional information available at the time. Supplier will have [*] to resolve the Escalation, and when mutually deemed necessary, [*] contact may be established. If Problem Resolution Service Requests are produced as a result of the Escalation, the procedure defined above for Problem Resolution must be followed.

                -   ESCALATION RECORDS:

                    - Supplier will keep a record of all Escalation requests in the Supplier's Tracking System and update their current status.

                    - ESCALATION RECORDS WILL INCLUDE, AT A MINIMUM, THE ITEMS LISTED IN SECTION 3.3.2 ABOVE ALONG WITH THE FOLLOWING
                        INFORMATION:

                        [*]

                -   THE ROLE OF TECHNICAL SUPPORT CONTACT DURING
                    ESCALATIONS: The Supplier's Technical Support Contact will prepare an Action Plan as quickly as possible [*] request for Escalation. This Action Plan may be modified by mutual agreement of the parties.

                -   MONITOR PHASE:
                    A MONITOR PHASE MAY BE IMPLEMENTED by HP to evaluate the situation over a period of time to verify that the problem has been resolved to the Customer's satisfaction. The Monitor Phase starts after a resolution is provided to the Customer. When the problem has been resolved to the Customer's satisfaction, the Monitor Phase is terminated and the Escalation is closed by HP. Both HP and Supplier will coordinate monitoring activities. [*] will determine the [*] CLOSING AN ESCALATION. When HP and the Customer agree that the problem has been resolved satisfactorily or the situation no longer requires Escalation, the Escalation will be closed by HP at the end of the Monitor Phase. The Tracking System will then be updated as necessary by Supplier to record the results of the Monitor Phase, including any actions taken, results of those actions, likelihood of problem reoccurrence and recommended future actions.



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                                  EXHIBIT (D)
                                  Page 7 of 9

                                   APPENDIX I

                    STRATEGIC AND TECHNICAL SUPPORT CONTACTS

INITIAL CALLS FOR BROCADE'S TECHNICAL ASSISTANCE NEED TO GO THROUGH:
PHONE:
EMAIL:

THE FOLLOWING PERSONS ARE DESIGNATED TO SERVE AS STRATEGIC SUPPORT CONTACTS:

SUPPLIER:                                           HP:
--------                                            --
NAME:                                               [*]
ADDRESS:  Brocade Communications                    ADDRESS: Hewlett-Packard Company
1745 Technology Drive                               602 E, Montecito St.
San Jose. CA 95110                                  Santa Barbara, CA 93103
 [*]                                                [*]


THE FOLLOWING PERSONS ARE DESIGNATED AS TECHNICAL SUPPORT CONTACTS:

SUPPLIER:                                           HP:
--------                                            --
NAME:
ADDRESS: Brocade Communications                     [*]
1745 Technology Drive                               ADDRESS: Hewlett-Packard Company
San Jose, CA 95110                                  602 E. Montecito St.
 [*]                                                Santa Barbara, CA 93103
                                                    [*]



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                                  EXHIBIT (D)
                                  Page 8 of 9

                                   APPENDIX II

                                       [*]


                                                                                   PERMANENT FIX OR
                         ACKNOWLEDGE                                               LONG TERM ACTION
   HP CAL/PROBLEM      PROBLEM RECEIPT;     INITIAL ACTION         FIX, OR         FOR A PERMANENT
   CLASSIFICATION     ENGINEER ASSIGNED   PLAN/STATUS UPDATE   WORKAROUND TO HP          FIX
   --------------     -----------------   ------------------   ----------------    ----------------
[*]                   [*]                 [*]                  [*]                 [*]

[*]                   [*]                 [*]                  [*]                 [*]

[*]                   [*]                 [*]                  [*]                 [*]

[*]                   [*]                 [*]                  [*]                 [*]

[*]                   [*]                 [*]                  [*]                 [*]


*BCS =Business Continuity Service


CLASSIFICATION OF PROBLEM SITUATION.

[*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  EXHIBIT (D)

                            BROCADE/HP CONFIDENTIAL

                                   EXHIBIT (E)

                           HP EQUIPMENT LOAN AGREEMENT

THIS EQUIPMENT LOAN AGREEMENT, (the "Agreement") is entered into between HEWLETT-PACKARD COMPANY, ("HP"), and Brocade. This Agreement is effective as of February 28, 2001 (the "Effective Date").

- LOAN OF EQUIPMENT. HP hereby loans to Brocade, for the applicable Term defined below, the HP-owned equipment (collectively, "HP Equipment"), which may consist of hardware, software and documentation described in the HP Equipment Schedule attached as Exhibit A. HP may, from time to time, add, upgrade, or remove HP Equipment from Brocade's site during the Term. All HP Equipment received by Brocade during the Term will be described in an amended HP Equipment Schedule signed by Brocade and appended to this Equipment Loan Agreement. Brocade agrees, by its receipt of HP Equipment, that all HP Equipment is subject to the provisions of this Agreement.

- TERM. This Agreement will begin as of the Effective Date and run for a term of [*] or the completion of [*] (the "Term"), unless earlier terminated by HP or Brocade upon [*] written notice to the other. HP may in writing extend the Term, or establish a separate Term with respect to particular items of HP Equipment.

- USE. Brocade may use the HP Equipment solely for purpose of performing testing services in support of the HP NSSO/SNS Testing. Brocade may not use this equipment or offer testing services to any third party or other HP Divisions or Entities without express written permission from the SNS division of HP. Brocade may not move any HP Equipment from the location specified in the HP Equipment Schedule without the prior written consent of HP. Brocade's right to use the HP Equipment is non-transferable.

- SOFTWARE AND DOCUMENTATION. All software provided with the HP Equipment is hereby licensed to Brocade Under HP's Software License Terms, a current form of which is attached as Exhibit B. If Brocade requires a license to use any software other than as stated in the Software License Terms, that license must be specified in the HP Equipment Schedule. Any documentation listed in the HP Equipment Schedule is licensed to Brocade for its use solely for tile purposes stated in Section 3 above. If Brocade wishes to make copies of any documentation, it must first obtain HP's prior written consent.

-   OWNERSHIP.  HP retains all right, title and ownership to the HP
        Equipment, unless any such HP Equipment is purchased by Brocade. Brocade hereby nominates and appoints HP as its attorney-in-fact for the sole purpose of executing and filing, on Brocade's behalf, UCC-1 financing statements (and any appropriate amendments thereto) or a suitable substitute document (including this Agreement) under the provisions of the Uniform Commercial Code for the HP Equipment loaned to Brocade hereunder. If requested by HP, Brocade will affix any label or marking supplied by HP evidencing HP's ownership of the HP Equipment. HP may, from time to time, inspect the HP Equipment. Brocade may not sell, transfer, assign, pledge, or in any way encumber or convey the HP Equipment or any portion or component of such equipment.

-   WARRANTY DISCLAIMER. ALL HP EQUIPMENT IS PROVIDED "AS IS", WITHOUT
        WARRANTY OF ANY KIND, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Brocade understands that some newly manufactured HP equipment may contain remanufactured parts equivalent to new in performance.

- INDEMNIFICATION. Brocade hereby agrees to defend, indemnify and hold HP harmless from any claims or suits against HP arising From Brocade's use of the HP Equipment, including use by its employees, agents or subcontractors. Brocade will pay [*] incurred by HP and will pay [*] with respect to any such claim or agreed to in any settlement.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (E)
                                   Page 1 of 8

- MAINTENANCE. During the Term, Brocade will maintain all HP Equipment in good operating order and condition. All maintenance must be provided by personnel authorized by HP. HP will provide standard installation, support and maintenance for the HP Equipment [*] to Brocade during the Term; however, [*] due to Brocade's negligence will be borne by Brocade. Brocade will be responsible for providing HP personnel ready and safe access to the HP Equipment for such maintenance and support.

- RISK OF LOSS. Brocade will bear [*] risk of loss with respect to the HP Equipment from receipt until such HP Equipment is returned to HP. All HP Equipment returned to HP must include the same components as received by Brocade, and must be in good operating order and condition. Charges may be imposed by HP if Brocade fails to return the HP Equipment in such condition or within the return timeframe set forth herein.

- SHIPPING COSTS. Unless otherwise agreed in writing by HP, Brocade will be responsible for and pay [*] with respect to the delivery or return of any HP Equipment hereunder.

- LIMITATION OF LIABILITY. HP WILL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, ARISING OUT OF THIS EQUIPMENT LOAN AGREEMENT OR BROCADE'S USE OF THE HP EQUIPMENT.

- TERMINATION. Upon expiration or earlier termination of the Term, Brocade will return to HP all HP Equipment within [*]. HP may permit Brocade to purchase certain items of the HP Equipment upon termination under the purchase terms set forth below. In the event that Brocade is permitted to purchase any of the HP Equipment and fails to return that Equipment to HP upon expiration of the Term within such [*] period, Brocade will be deemed to have elected to purchase the LIP Equipment, and HP will invoice Brocade accordingly.

- PURCHASE OPTION. If HP permits Brocade to purchase any of the HP Equipment, Brocade may elect to purchase those items of the HP Equipment Under HP's then current standard terms and conditions. Upon purchase, such HP Equipment will be provided with HP's then current standard warranty provisions for used equipment. The purchase price for HP Equipment purchased under tills Section will be [*]. No other promotional or purchase discounts will apply. Such purchase will not quality for any stock rotation or price protection under any other agreement which Brocade may have with HP.

-   GENERAL PROVISIONS.

        - Notices. All notices to be given under this Agreement must be in writing and addressed to the location specified in the Master Agreement or as designated in the opening paragraph of this Agreement if there is no Master Agreement. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

        - No Assignment. Neither this Agreement nor any right, privilege, license or obligation set forth herein may, be assigned, transferred or shared by Brocade without HP's prior written consent, and any such attempted assignment or transfer is void. Any merger, consolidation, reorganization, transfer of substantially all assets of Brocade or other change in control or ownership of Brocade will be considered an assignment for the purposes of this Agreement.

        - Entire Agreement. This Agreement and the attached Exhibits comprise tile entire understanding between the parties with respect to its subject matter and supersede any previous communications,


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (E)
                                   Page 2 of 8
            representations, or agreements, whether oral or written. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

        - Governing Law. This Agreement will be governed in all respects by the laws of the State of California without reference to any choice of laws provisions, as though this Agreement were entered into by residents of that State to be wholly performed within that State. The parties hereby waive any application of the United Nations Convention on Contracts for the International Sale of Goods (as promulgated in 1980 and any successor or subsequent conventions) with respect to the performance or interpretation of this Agreement.

APPROVED AND AGREED:

BROCADE:                                           HEWLETT-PACKARD COMPANY
        ---------------------------------

By:  /s/ Charles Smith                             By: /s/ Martin D. King
    -------------------------------------           ---------------------------

Print Name: Charles Smith                          Print Name: Martin D. King
            -----------------------------                   -------------------

Title: VP, Worldwide Sales                         Title: Functional Manager
       ----------------------------------              ------------------------
                                                       SNS Solutions
                                                       Development Organization


                                   EXHIBIT (E)
                                   Page 3 of 8

                                    EXHIBIT A

                              HP EQUIPMENT SCHEDULE


HARDWARE

 [*]        [*]                               [*]               [*]
-------   -------                           -------           ------
 [*]        [*]                               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]               [*]
 [*]        [*]                               [*]
 [*]        [*]                               [*]
 [*]        [*]                               [*]
 [*]        [*]                                                 [*]

SOFTWARE                                       LICENSE TYPE

 [*]                                           See attached License Agreement
 [*]
DOCUMENTATION
 [*]
LOCATION

1745 Technology Drive

San Jose, Ca 95110
ACKNOWLEDGED:



HEWLETT-PACKARD COMPANY                    BROCADE


By:  /s/ Ken Raskin                        By: /s/ Jay Rafati
       -----------------------                 --------------------------------

Print: Ken Raskin                          Print: Jay Rafati
       -----------------------                    -----------------------------

Title: R&D Project Manager                 Title: SAN Solutions Project Manager
       -----------------------                    -----------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (E)
                                   Page 4 of 8

                                    EXHIBIT B

                            HP SOFTWARE LICENSE TERMS





                                   EXHIBIT (E)
                                   Page 5 of 8

                           HP EQUIPMENT LOAN AGREEMENT
--------------------------------------------------------------------------------
ATTENTION: UPON PURCHASE OF AND PAYMENT FOR THE SOFTWARE LICENSE, USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET FORTH BELOW, USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

                            HP SOFTWARE LICENSE TERMS

Upon purchase of and payment for the appropriate software license, the following License Terms govern your use of the accompanying Software unless you have a separate written agreement with HP.

LICENSE GRANT. HP grants you a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing, or control features of the Software. If the Software is licensed for "concurrent use", you may not allow more than the maximum number of authorized users to Use the Software concurrently. Additional license restrictions if any, for HP OpenView products are contained in "Additional License Restrictions" as attached.

OWNERSHIP. The Software is owned and copyrighted by HP or its third party suppliers. Your license confers no title to, or ownership in, the software and is not a sale of any rights in the Software. HP's third party suppliers may protect their rights in the event of any violation of these License Terms.

COPIES AND ADAPTATION. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software. You must reproduce all copyright notices in the original Software on all copies or adaptations. You may not copy the Software onto any public network.

NO DISASSEMBLY OR DECRYPTION. You may not disassemble or decompile the Software unless HP's prior written consent is obtained. In some jurisdictions, HP's consent may not be required for limited disassembly or decompilation. Upon request, you will provide HP with reasonably detailed information regarding any disassembly or decompilation. You may not decrypt the Software unless decryption is a necessary part of the operation of the Software.

TRANSFER. Your license will automatically terminate upon any transfer of the Software. Upon transfer, you must deliver the Software, including any copies and related documentation, to the transferee. The transferee must accept these License Terms as a condition to the transfer.

TERMINATION. HP may terminate your license upon notice for failure to comply with any of these License Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

EXPORT REQUIREMENTS. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. GOVERNMENT RESTRICTED RIGHT. The Software and Documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014 (Jun 1995), as a "commercial item" as defined in FAR 2.101 (a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and Documentation by the applicable FAR or DFARS clause or the HP standard software agreement for the product involved.



                                   EXHIBIT (E)
                                   Page 6 of 8

ADDITIONAL LICENSE RESTRICTIONS FOR HP OPENVIEW STORAGE AREA MANAGER SOFTWARE

You are granted the right to install and use the Software for management of your SAN in accordance with the storage based licensing policy. You are only granted the right to manage as much storage as your license allows (specified in your HP Entitlement Certificate). Exceeding that limit is a violation of this license agreement.

 ADDITIONAL LICENSE RESTRICTIONS FOR ANY EMBEDDED HP-UX RUNTIME ENVIRONMENT FOR
                                 JAVA SOFTWARE

* License to Distribute HP-UX Runtime Environment for Java (tm). You are granted a royalty-free right to reproduce and distribute the HP-UX Runtime Environment for Java provided that you distribute the HP-UX Runtime Environment for Java complete and unmodified, only as a part of, and for the sole purpose of running your Java compatible applet or application into which the HP-UX Runtime Environment for Java is incorporated.

* Java Platform Interface. Licensee may not modify the Java Platform Interface ("JPI," identified as classes contained within the "java" package or any subpackages of the "java" package), by creating additional classes within the JPI or otherwise causing the addition to or modification of the classes in the JPI. In the event that Licensee creates any Java-related API and distributes such API to others for applet or application development, Licensee must promptly publish broadly, an accurate specification for such API for free use by all developers of Java-based software.

* You acknowledge the Software is not designed or intended for use in on-line control of aircraft, air traffic, aircraft navigation, or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. HP disclaims any express or implied warranty of fitness for such uses.

* You may make the HP-UX Runtime Environment for Java accessible to application programs developed by you provided that the programs allow such access only through the Invocation Interface specified and provided that you shall not expose or document other interfaces that permit access to such HP-UX Runtime Environment for Java. You shall not be restricted hereunder from exposing or documenting interfaces to software components that use or access the HP-UX Runtime Environment for Java.



                                   EXHIBIT (E)
                                  Page 7 of 8

                    HP OPENVIEW STORAGE AREA MANAGER SOFTWARE
                           LIMITED WARRANTY STATEMENT



* Duration of limited warranty: 90 clays from date of purchase.

* HP warrants to you, the end customer, that the media upon which this product is recorded will be free from defects in materials and workmanship after the date of purchase for the period specified above. If HP receives notice of such defects during; the warranty period, HP will, at its option, either repair or replace products which prove to be defective.

* HP warrants to you that the Software will not fail to execute its programming instructions after the date of purchase, for the period specified above, due to defects in materials and workmanship when properly installed and used. If HP receives notice of such defects during the warranty period, HP will replace Software which does not execute its programming instructions due to such defects.

* HP does not warrant that the operation of HP products will be uninterrupted or error free. If HP is unable, within a reasonable time, to repair or replace any product to a condition warranted, you will be entitled to a refund of the purchase price upon prompt return of the product. Alternatively, in the case of HP Software, you will be entitled to a refund of the purchase price upon prompt delivery to HP of written notice from you confirming destruction of the HP Software, together with all copies, adaptations, and merged portions in any form.

* Warranty does not apply to defects resulting from: (a) improper or inadequate maintenance or calibration; (b) software, interfacing, parts or supplies not supplied by HP, (c) unauthorized modification or misuse; (d) operation outside of the published environmental specifications for the product, or (e) improper site preparation or maintenance. * Warranty does not apply to non-HP software supplied by third parties including the embedded HP-UX runtime environment for Java.

* TO THE EXTENT ALLOWED BY LOCAL LAW. THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY OR CONDITION. WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. HP SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, SATISFACTORY QUALITY, AND FITNESS FOR A PARTICULAR PURPOSE. Some Countries, states or provinces do not allow limitations on the duration of an implied warranty, so the above limitation or exclusion might not apply to you. This warranty gives you specific legal rights and you might also have other rights that vary from country to country, state to state, or province to province.

* TO THE EXTENT ALLOWED BY LOCAL LAW. THE REMEDIES IN THIS WARRANTY STATEMENT ARE YOUR SOLE AND EXCLUSIVE REMEDIES. EXCEPT TO THE EXTENT PROHIBITED BY LOCAL LAW. IN NO EVENT WILL HP OR ITS SUBSIDIARIES, AFFILIATES OR SUPPLIERS BE LIABLE FOR DIRECT. SPECIAL, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING LOST PROFIT, LOST DATA, OR DOWNTIME COSTS), ARISING OUT OF THE USE, INABILITY TO USE, OR THE RESULTS OF USE OF THE SOFTWARE, WHETHER BASED IN WARRANTY, CONTRACT, TORT OR OTHER LEGAL THEORY, AND WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Your use of the Software is entirely at your own risk. Some Countries, states and provinces do not allow the exclusion or limitation of liability for incidental or consequential damages, so the above limitation may not apply you.

* Except to the extent allowed by local law, these warranty terms do not exclude, restrict or modify, and are in addition to, the mandatory statutory rights applicable to the license of the software to you.

* Warranty service may be obtained from the nearest 1-IP sales office or other location indicated in the owners manual or service booklet.



                                   EXHIBIT (E)
                                   Page 8 of 8

                                   EXHIBIT (F)

                        CONFIDENTIAL DISCLOSURE AGREEMENT



In order to protect certain confidential information, HP and the Participant identified below, agree to the Following:

- DEFINITIONS. A Discloser is a party disclosing confidential information. A Recipient is u party receiving disclosed confidential information. An Associate is a subsidiary, parent or corporate affiliate of Recipient, or a third party contractually bound to Recipient in accord with this Agreement.

- AGREEMENT COORDINATOR. Each party designates the following person, if any, as its Agreement Coordinator for coordinating the disclosure or receipt of confidential information:

        [*]

-       HP CONFIDENTIAL INFORMATION.

        [*]

-       PARTICIPANT CONFIDENTIAL INFORMATION.

        [*]

-       RECIPIENT'S OBLIGATIONS.

        - Recipient will protect, and will ensure its participating Associates will protect, the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of cart, to prevent the unauthorized use, dissemination or publication of the confidential information its Recipient uses to protect its own confidential information of a like nature. Recipient may reassign its employees. Recipient will provide reasonable prior notice to Discloser if Recipient is required to disclose the confidential information under operation of low.

        -       Recipient will comply with all applicable export laws.

- DISCLOSURE AND PROTECTION PERIODS. The Disclosure Period and the Protection Period start on the Begin Disclosure Date unless a different start date is specified. Recipient's obligations under Section 5(a) only apply to confidential information disclosed during the Disclosure Period. Recipient's obligations under Section 5(a) stop at the end of the Protection Period.

        The Begin Disclosure Date is  [*].
        The Disclosure Period ends on  [*]
        The Protection Period ends on  [*]

- MARKING. Recipient's obligations under this Agreement extend only to confidential information that is

        -       itemized in Section 3(a) or 4(a); or

        -       both described generally in Section 3(a) or 4(a) and

                - marked at the time of disclosure to show its confidential nature, or

                - unmarked (for example, orally or visually disclosed) bill treated ns confidential at the time of disclosure, and designated to show its confidential nature in a written message sent to Recipient's Agreement Coordinator within thirty days after disclosure, summarizing the disclosed confidential information sufficiently for identification.

- EXCLUSIONS. This Agreement imposes no obligation upon Recipient with respect to information that (a) was in Recipient's possession before receipt from Discloser, (b) is or becomes publicly known without breach by Recipient, (c) is rightfully received by Recipient from a third party without a duty of confidentiality, (d) is disclosed by Discloser to a third [)any without a duty of confidentially on the third parry, (e) is independently developed or learned by Recipient or (f) is disclosed by Recipient with Discloser's prior written approval.

        [*]

- CHOICE OR LAW. Without regard to choice or law provisions, this Agreement is governed by and will be consented in accordance with the laws of the State of New York and the USA unless if filled in here, thin the laws of ___________________.

- WARRANTY. Each Discloser warrants that it has the right to make the disclosures under this Agreement. Each Recipient warrants that its participating Associates will protect disclosed confidential information in accordance with the toms of this Agreement. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. ANY CONFIDENTIAL INFORMATION DISCLOSED UNDER THIS AGREEMENT IS PROVIDED "AS IS."

- MISCELLANEOUS. Neither party acquires any intellectual property rights under this Agreement except the rights granted in Sections 3, 4 and 9. This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products. This Agreement does not create any agency or partnership relationship. All additions or modifications to this Agreement



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (F)
        must be made in writing, and must be signed by both panics. This Agreement may be signed in duplicate originals, or in separate counterparts, which arc effective as if the parties signed to single original. A facsimile of an original signature transmitted to the other parry is effective as if the original was sent to the other Party.



                  HP                                      PARTICIPANT


HEWLETT-PACKARD                              BROCADE
               ------------------------             ---------------------------

---------------------------------------      ----------------------------------
(Address)                                    (Address)

---------------------------------------      ----------------------------------
(Address)                                    (Address)

By: /s/ Martin D. King                       By: /s/ Charles Smith
    -----------------------------------          ------------------------------
(Financial Manager's Signature)              (Authorized Signature)

Martin D. King                               Charles Smith
---------------------------------------      ----------------------------------
(Name)                                       (Name)

Product Engineering Center Manager           VP, OEM Sales
---------------------------------------      ----------------------------------
(Title)                                      (Title)



                                   EXHIBIT (F)
                                   Page 2 of 2

                                   EXHIBIT (G)

                        RECIPIENTS FOR RECEIPT OF NOTICES



FOR HP:                                      FOR SUPPLIER:
------                                       ------------

BUSINESS CONTACT:                            BUSINESS CONTACT:
 [*]                                         [*]
8000 Foothills Blvd.                         1745 Technology Drive
 [*]                                         San Jose, CA 95110
Roseville, CA 95747                          [*] @brocade.com
                                             ------------
 [*]
                                             TECHNICAL CONTACT:

Technical Contact:                           [*]
 [*]                                         1745 Technology Drive
8000 Foothills Blvd.                         San Jose, CA 95110
 [*]                                         [*]
Roseville, CA 95747
 [*]
                                             [*]
 [*]




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (G)
                                   Page 1 of 1

                                   EXHIBIT (H)

                     HP SUPPLIER QUALITY SYSTEM REQUIREMENTS


Note: The parties intend to amend this Exhibit (H) to include the applicable HP Supplier Quality System Requirements for the [*] as soon as such information is made available.

                   ------------HEWLETT-PACKARD CO.-----------

This page provides a running history of changes for a multi-page drawing. List all changes below, referencing page number and section number, if applicable. Be concise when describing changes. If extensive revisions have been made, a general statement that the document has been "revised and redrawn" is permissible.

-----------------------------------------------------------------------------------------------------
                                                                               INITIALS
 LTR.                    REVISIONS                      DATE                 OEM MANAGER
-----------------------------------------------------------------------------------------------------
  A         Preliminary Draft                          3/31/01                    [*]
-----------------------------------------------------------------------------------------------------


                                     [LOGO]

                                 HP PROPRIETARY


This document is the property of Hewlett-Packard Company (HP) and contains confidential and proprietary information of HP. Neither it, nor the information contained herein shall be disclosed to others, or duplicated, or used by other except as authorized by HP writing.


-----------------------------------------------------------------------------------------------------
ASSEMBLY #:  N/A                            HP P/N:  TBD
-----------------------------------------------------------------------------------------------------
DATE:  March 31, 2001                       DESCRIPTION:
                                            [*]
                                            SUPPLIER QUALITY/RELIABILITY REQUIREMENTS
                                            DOCUMENT:  Quality Plan
-----------------------------------------------------------------------------------------------------
BY:   [*]
-----------------------------------------------------------------------------------------------------
                                            DWG#:
-----------------------------------------------------------------------------------------------------


                                     [ * ]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   EXHIBIT (H)

                                   BROCADE [*]
                          SUPPLIER QUALITY/RELIABILITY
                              REQUIREMENTS DOCUMENT

Model Numbers:
TBD -  [*]
Supplier: Brocade


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      00          3/31/01    - Initial Release
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TABLE OF CONTENTS

1.  PURPOSE......................................................................................4
2.  DEFECTIVE PRODUCT............................................................................4
    2.1 [*]......................................................................................4
3.  [*] TEST PROCESS.............................................................................5
    3.1 [*]......................................................................................5
    3.2 HP Incoming [*]..........................................................................5
    3.3 Dock-To-Stock............................................................................5
    3.4 OOBA Inspection .........................................................................5
4.  FIELD QUALITY/ RELIABILITY...................................................................6
    4.1 AFR (Annual Failure Rate)................................................................6
5.  FAILURE ANALYSIS EXPECTATIONS................................................................6
6.  QUALITY DATA EXPECTATIONS....................................................................6
    6.1 HP'S Responsibility .....................................................................6
    6.2 Supplier's Responsibility ...............................................................7
        [*]  Reports.............................................................................7
        Other Reports............................................................................8
7.  COMMUNICATION EXPECTATIONS...................................................................8
    7.1 PRODUCT Changes REQUIRING HP Approval....................................................8
    7.2 Process Changes Requiring HP Approval....................................................8
    7.3 Shipment Hold Notification...............................................................8
    7.4  [*].....................................................................................9
8.0 SUPPLIER QUALITY SYSTEM......................................................................9

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1.      PURPOSE

The purpose of this QualiM/Reliability Requirements Document is to establish an understanding and agreement between Hewlett-Packard (HP) and Seller with regard to quality and reliability expectations and responsibilities. The terms Supplier and Seller are used interchangeably in this Quality/Reliability Requirements Document. It is HP's objective to receive Product of the [*]. The Product must consistently [*] the requirements of this document and the individual specifications applicable to each Product. It is HP's expectation that Supplier shall strive to ship defect-free, fully tested Product as measured at the first operational test at HP. Repaired units are subject to the same Product Specifications as when originally shipped.

HP's objective is to work in close cooperation with Supplier to resolve any quality issue, and expects the Supplier to work diligently to resolve any quality issue.

2.      DEFECTIVE PRODUCT:

HP shall inform Supplier of any units or lots that fail, and provide Supplier with yield percentages. Defective units or lots will be shipped to Supplier's facility as instructed by Supplier. Supplier shall test and verify all failed units, and provide the data of failure symptoms observed or NTF (No Trouble Found), on all units returned from HP worldwide manufacturing sites.

        2.1 [*]


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        [*]

[*] 3.  [*] TEST PROCESS

        3.1 [*] [*]

        First production shipment to HP will be [*][*] listed in the Configuration Specification. The [*][*] will include a review of the following items:

                -       Packaging (check for damage during shipment)

                -       Identification (labeling of product and package)

                -       Content (proper components in the package)

                -       Configuration (correct revisions, jumper settings, etc)

        3.2     HP INCOMING [*]

All new suppliers must demonstrate relevant process control through a quality system [*]. HP shall thoroughly [*] the [*] units received from the Supplier. If there are any functional failures or cosmetic failures HP has the right to [*] the Supplier's manufacturing process immediately.

        Incoming [*] will include a review of the following items:

                -       Packaging (check for damage during shipment)

                -       Identification (labeling of product and package)

                -       Content (proper components in the package)

                -       Configuration (correct revisions, jumper settings, etc)

                -       Operation (HP manufacturing test)


                                      [*]


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                                   EXHIBIT (H)


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                -       Firmware level and license key.


All failures require a corrective action report completed by the Supplier within [*] after notification. If the Supplier needs the defective unit to determine the root cause, the Supplier shall complete a [*] report within [*] after receipt of the defective unit(s). The report shall contain detailed explanation of the root cause and [*] performed. HP shall verify the report during the audit.

3.3     DOCK-TO-STOCK

Product will move to Dock-To-Stock status after successful completion of [*] as listed in Section 3.2. Upon successful completion of [*] and [*], subsequent shipments will not be inspected as they are received by HP-NSSO.

3.4     OOBA INSPECTION

OOBA is performed after a [*] final Inspection on the BROCADE manufacturing line. The focus of OOBA is to screen for failures, rectify any lots with problems, and implement [*] based on the observed failures.

The In-Process Acceptance Limit has been established and specified in the following chart. The In-Process Lot Sample Inspection shall be used when determining the Q1 score for the TQRDC/E review.


        -------------------------------------------------------
                                                    DPM
         PART DESCRIPTION     PART NUMBER       UPPER LIMIT
        -------------------------------------------------------
               [*]                TBD                [*]
        ------------------- ----------------- -----------------


        If the DPM goal is not met, Brocade will provide [*] and [*] the manufacturing process (and/or contract supplier process if necessary) and hold [*] until [*] the stated goal.

                [*]

4.      FIELD QUALITY / RELIABILITY

        4.1    AFR (ANNUAL FAILURE RATE)

        The AFR Limits are defined in the following AFR Chart. The Field Failure Rate (AFR) Limit shall be used when determining the Q2 score for the TQRDC/E review.


        -------------------------------------------------------
                             HP REPLACEMENT     FIELD FAILURE
         PART DESCRIPTION     PART NUMBER     RATE (AFR) LIMIT
        -------------------------------------------------------
               [*]                TBD                [*]
        -------------------------------------------------------

        These number do not include [*].

5.      FAILURE ANALYSIS EXPECTATIONS

Supplier shall test and verify all unit failures returned by HP worldwide manufacturing organizations, HP field or found in Brocade's manufacturing line. The supplier shall promptly institute the [*] report and [*] that may be required to prevent any further rejects for such cause.

[*] first evaluation shall be completed to the component level within [*] after receipt of the unit at Brocade. If problem cannot be detected with typical diagnostic tests and burn-in/stress testing is required, then an evaluation report will be sent within [*] of receipt of unit. Complete [*] report will be completed in [*] and sent to OEM Engineering at HP.

                                      [*]


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6.      QUALITY DATA EXPECTATIONS

Quality data supplied by Supplier shall include, but not be limited to, [*] and [*] regarding failures.

        6.1     HP'S RESPONSIBILITY

        HP shall inform Supplier of In-Process Failures that occur at [*] on a [*] basis.

        6.2     SUPPLIER'S RESPONSIBILITY

        [*] REPORTS

        Supplier shall provide the following reports to HP-LASSO s OEivl Engineer on a [*] basis:

        - [*] of all reports contained in following [*] report section.printed: Supplier shall provide the following reports to HP-NSSO's Mass Storage OEM Engineers on a [*] basis:

                       [*]

        OTHER REPORTS

        Supplier shall provide the following additional information to the HP Fibre Channel OEM Engineer.

                -       [*] upon completion.

7.      COMMUNICATION EXPECTATIONS

        7.1     PRODUCT CHANGES REQUIRING HP APPROVAL

        The evaluation period for changes is covered in the HP/Brocade Purchase Agreement. The intent is to allow HP [*] to review the proposed change and Supplier [*] and to perform [*], if necessary. Supplier must [ * ] of upcoming changes in order to assure a smooth implementation. Changes must be communicated in writing in the form of an Engineering Change Request (ECR) document and sent to the OEM Engineer. Changes that must be communicated in writing are:

        [*]

-       [*]

        7.2     PROCESS CHANGES REQUIRING HP APPROVAL

Supplier shall notify HP of any major changes to the manufacturing process in [*] proposed implementation. These include:

        1.      [*]


                                      [*]


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        7.3     SHIPMENT HOLD NOTIFICATION

        Supplier shall notify HP verbally of any line-down or ship hold situations that will adversely affect HP shipments or HP's installed base within [*] of such situation occurring. A written analysis of I-IP's inventory exposure and a recover, plan, if applicable, shall be provided within [*] of such situation occurring.

        7.4     [*]

        Supplier will maintain a [*] with HP to address all open issues and will [*].

        8.      SUPPLIER QUALITY SYSTEM

                                      [*]


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                                   EXHIBIT (I)
                     HP END USER SOFTWARE LICENSE AGREEMENT

                                ATTENTION NOTICE


ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS CONTAINED IN THE ACCOMPANYING DOCUMENTATION. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.



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ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET
FORTH BELOW. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

HP SOFTWARE LICENSE TERMS

The following License Terms govern your use of the accompanying Software unless you have a separate written agreement with HP.

LICENSE GRANT. HP grants you a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing or control features of the Software. If the Software is licensed for "concurrent use", you may not allow more than the maximum number of authorized users to Use the Software
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OWNERSHIP. The Software is owned and copyrighted by HP or its third party suppliers. Your license confers no title or ownership and is not a sale of any rights in the Software, its documentation or the media on which they are recorded or printed. Third party suppliers may protect their rights in the Software in the event of any infringement.

COPIES AND ADAPTATIONS. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software on a backup product, provided that copies and
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all copies or adaptations. You may not copy the Software onto any public or distributed network.

NO DISASSEMBLY OR DECRYPTION. You may not disassemble or decompile the Software without HP's prior written consent. Where you have other rights under statute, you will provide HP with reasonably detailed information regarding any intended
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TRANSFER. Your license will automatically terminate upon any transfer of the
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related documentation, to the transferee. The transferee must accept these
License Terms as a condition to the transfer.

TERMINATION. HP may terminate your license upon notice for failure to comply with any of these License Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

EXPORT REQUIREMENTS. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct. 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and any accompanying documentation by the applicable FAR or DFARS clause or the HP standard software agreement for the product involved.



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